STATE BANCORP, INC.

699 Hillside Avenue
New Hyde Park, New York 11040
(516) 437-1000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of STATE BANCORP, INC.:

At the direction of the Board of Directors of State Bancorp, Inc. (the “Company”), NOTICE IS HEREBY GIVEN that the
Annual Meeting of Stockholders of the Company will be held at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park,
New York, on April 25, 2006 at 10:00 A.M. (local time), for the following purposes:

1. To elect four (4) directors; and

2. To consider and vote upon the approval of the 2006 Equity Compensation Plan, as heretofore adopted by the Board of
Directors of the Company, in the form annexed to the attached Proxy Statement; and

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 17, 2006 as the record date for determination of Stockholders entitled to notice of and to vote at the meeting, and only Stockholders of record on said date will be entitled to receive notice of and to vote at said meeting.

By order of the Board of Directors

/s/ Brian K. Finneran
Brian K. Finneran,
Secretary

March 24, 2006

IMPORTANT – WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT, PLEASE VOTE PROMPTLY
BY SUBMITTING YOUR PROXY BY INTERNET OR BY SIGNING, DATING AND RETURNING YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE.

STATE BANCORP, INC.

2006 PROXY STATEMENT

STATE BANCORP, INC.
699 Hillside Avenue
New Hyde Park, New York 11040
(516) 437-1000

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS
To be Held April 25, 2006

GENERAL INFORMATION

This Proxy Statement and the accompanying form of proxy are being furnished to the shareholders (the “Stockholders”) of
State Bancorp, Inc. (the “Company”), a New York State corporation, in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held on April 25,
2006 at 10:00 A.M. (local time) at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, and at any adjournments thereof.

The approximate date on which this Proxy Statement and form of proxy are being first sent or given to the Stockholders is
March 24, 2006.

The Proxy

Your Proxy is solicited by the Board of Directors of the Company for use at the Meeting and at any adjournments thereof.

If you hold your shares in your own name as an owner of record, you may vote your shares either in person or by proxy. If you wish to vote by proxy, you must do one of the following:

(a) complete the enclosed proxy card and mail it in the envelope provided, or

(b) use the Internet to vote by pointing your browser to www.eproxy.com/stb/; have your proxy card in hand as you will be prompted to enter your control number and to create and submit an electronic vote. The deadline for Internet voting is 12 noon, Eastern Time on April 24, 2006.

If you wish, you can vote shares in person by attending the Meeting. You will be given a ballot at the Meeting to complete and return.

If the enclosed form of proxy is properly executed and returned to the Company prior to or at the Meeting and is not revoked prior to or at the Meeting, all shares represented thereby will be voted at the Meeting and, where instructions have been given by the
Stockholder, will be voted in accordance with such instructions. As stated in the form of proxy, if the Stockholder does not otherwise specify, his or her shares will be voted for the election of the nominees set forth in this Proxy Statement as directors of the Company.
The solicitation of proxies will be by mail or facsimile, but proxies may also be solicited by telephone, telegraph or in person by officers and other employees of the Company and its wholly-owned subsidiary, STATE BANK OF LONG ISLAND (the “Bank”) and wholly-owned subsidiaries of the Bank. The entire cost of this solicitation will be borne by the Company or the Bank. Should the
Company, in order to solicit proxies, request the assistance of other financial institutions, brokerage houses or other custodians, nominees or fiduciaries, the Company will reimburse such persons for their reasonable expenses in forwarding the forms of proxy and proxy material to Stockholders. A Stockholder may revoke his proxy at any time prior to exercise of the authority conferred thereby, either by written notice received by the Bank or by the Stockholder’s oral revocation at the Meeting. Such written notice should be mailed to Brian K. Finneran, Secretary, State Bancorp, Inc., 699 Hillside Avenue, New Hyde Park, New York 11040. Attendance at the
Meeting will not in and of itself revoke a proxy.

Capital Stock Outstanding and Record Date

The Board of Directors has fixed the close of business on March 17, 2006 as the record date for determination of
Stockholders entitled to notice of, and to vote at, the Meeting. At the close of business on such date, there were outstanding and entitled to vote at the Meeting 11,087,727 shares, par value $5 per share, of the Company’s Common Stock (the “Company Stock”), its only issued class of stock. The Company Stock is quoted on the NASDAQ Stock Market (“NASDAQ”). Each of the outstanding shares of the Company Stock is entitled to one vote at the Meeting with respect to each matter to be voted upon. There will be no cumulative voting of shares for election of directors or any other matter to be considered at the Meeting. There are no rights of appraisal or other similar rights granted to dissenting Stockholders with regard to any matters to be acted upon at the Meeting. A majority of the outstanding shares of Company Stock entitled to vote, present in person or represented by proxy, shall constitute a quorum.
Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Meeting for the transaction of business.

A Stockholder may, with respect to the election of directors: (i) vote for the election of all four (4) nominees; (ii) withhold authority to vote for all such nominees; or (iii) withhold authority to vote for any of such nominees by so indicating in the appropriate space on the proxy. Directors shall be elected by a plurality of the votes cast by Stockholders holding shares of Company Stock entitled to vote for the election of directors.

Consequently, votes that are withheld in the election of directors and broker non-votes will have no effect on the election.

With respect to approval of the 2006 Equity Compensation Plan, the proxy card being provided enables a Stockholder to check the appropriate box on the proxy card to: (i) vote “FOR” the item, (ii) vote “AGAINST” the item or (iii) “ABSTAIN” from voting on such item. The affirmative vote of the holders of a majority of the shares of Company Stock cast at the meeting is required to constitute Stockholder approval of this proposal. Abstentions and broker non-votes on this proposal will have no effect.

The Company does not expect any additional matters to be presented for a vote at the Meeting. However, if you grant a proxy, the persons named as proxy holders will have the discretionary authority to vote on any additional matters properly presented for a vote at the Meeting.

Principal Officers

The names and positions of the current executive officers of the Company are as follows:

Name	Position (and served since)

Thomas F. Goldrick, Jr.	Chairman (1990)

Daniel T. Rowe	President (1997)

Richard W. Merzbacher	Vice Chairman (1997)

Brian K. Finneran	Secretary and Treasurer (1997)

The age and five-year employment history of each executive officer of the Company is set forth in the following section concerning the executive officers of the Bank.

The names, ages and positions of the current executive officers of the Bank are as follows:

Name	Age	Position (and served since)

Thomas F. Goldrick, Jr.	65	Chairman (1990)

Richard W. Merzbacher	57	President (1997)

Daniel T. Rowe	56	Vice Chairman (1997)

Frederick C. Braun, III	64	Executive Vice President (1997)

Brian K. Finneran	48	Executive Vice President (1997)

Kenneth M. Scheriff	57	Executive Vice President (2005)
		Senior Vice President (1995-2005)

All of the current executive officers of the Bank have been employed by the Bank for at least the previous five years.

All executive officers of the Company and the Bank are serving one-year terms.

MANAGEMENT REMUNERATION

Remuneration During the Prior Three Fiscal Years

The following table sets forth the aggregate remuneration for services in all capacities paid by the Company and the Bank, for the fiscal year ended December 31, 2005 and for each of the two previous fiscal years, to the chief executive officer and to each of the four most highly compensated executive officers of the Company or the Bank, other than the chief executive officer, whose aggregate direct remuneration exceeded $100,000 for such year, for services rendered to the Company or the Bank.

Summary Compensation Table

		Annual Compensation						Long Term Compensation
						Other		Awards		Payouts	All
						Annual		Restricted	Securities		Other
						Compen-		Stock	Underlying	LTIP	Compen-
	Year	Salary		Bonus		sation		Awards	Options	Payouts	sation
		($)		($)		($)		($)	(#)	($)	($)
Thomas F. Goldrick, Jr.	2005	445,000		-		56,996	(3) (4)	-	5,000	-	22,232	(5)
Chairman and Chief											24,577	(6)
Executive Officer	2004	420,000		199,500	(2)	50,510	(3) (4)	-	5,000	-	21,256	(5)
											23,208	(6)
	2003	420,000	(1)	157,500	(2)	45,644	(3) (4)	-	5,000	-	20,063	(5)
											21,920	(6)

Richard W. Merzbacher	2005	305,000		-		33,648	(3) (4)	-	5,000	-	8,275	(5)
President/Vice Chairman											24,577	(6)
	2004	275,000		130,625	(2)	29,287	(3) (4)	-	5,000	-	7,294	(5)
											23,208	(6)
	2003	275,000		103,125	(2)	25,728	(3) (4)	-	5,000	-	5,537	(5)
											21,920	(6)

Daniel T. Rowe	2005	305,000	(1)	-		32,946	(3) (4)	-	5,000	-	7,850	(5)
Vice Chairman/											24,577	(6)
President	2004	275,000	(1)	130,625	(2)	29,364	(3) (4)	-	5,000	-	6,004	(5)
											23,208	(6)
	2003	275,000		103,125	(2)	25,835	(3) (4)	-	5,000	-	5,248	(5)
											21,920	(6)

Frederick C. Braun, III	2005	240,000		85,000	(2)	14,620	(3)	-	5,000	-	4,163	(5)
Executive Vice											24,577	(6)
President	2004	215,000		107,500	(2)	11,849	(3)	-	5,000	-	4,163	(5)
											23,208	(6)
	2003	215,000		90,000	(2)	9,469	(3)	-	5,000	-	4,163	(5)
											21,920	(6)

Brian K. Finneran	2005	240,000		85,000	(2)	14,789	(3)	-	5,000	-	1,111	(5)
Executive Vice											24,577	(6)
President/	2004	215,000	(1)	107,500	(2)	11,855	(3)	-	5,000	-	1,111	(5)
Secretary/Treasurer											23,208	(6)
	2003	215,000	(1)	90,000	(2)	9,645	(3)	-	5,000	-	1,111	(5)
											21,920	(6)

(1) A portion of the salary of Mr. Goldrick for 2003, Mr. Rowe for 2004 and 2005 and Mr. Finneran for 2003 and 2004 has been deferred and is reflected in the amount shown (See “Management Remuneration: Salary Deferral”).

(2) The amount shown reflects bonus earned in the fiscal year shown but paid in the following year (See “Management Remuneration: Bonus
Deferral”).

(3) The amount shown includes deferred compensation under the SERP (See “Management Remuneration: SERP”).

(4) The amount shown includes Director’s fees (see page 22).

(5) A death benefit, funded by life insurance, is provided in an amount equal to three times annual salary. Amounts shown reflect premiums paid for life insurance on the executive officers listed including the portion of the premium paid pursuant to a split-dollar arrangement.

(6) Amounts shown reflect the Company’s contributions to the Corporation’s Employee Stock Ownership Plan and 401(k) Plan set aside or accrued during the year.

The value of personal benefits which might be attributable to normal management or executive personal benefits cannot be specifically or precisely determined; however, Management does not believe that such value would exceed, for any named individual, the lesser of (1) 10% of such individual’s annual salary and bonus shown on the table or (2) $50,000.

Compensation Pursuant to Plans

Employee Stock Ownership Plan. In 1988, sponsorship of the Bank’s defined contribution Retirement Plan was transferred to the Company and the Plan was amended and restated as an Employee Stock Ownership Plan (“ESOP”). Company contributions to the ESOP represent a minimum of three percent of an employee’s annual gross compensation. Employees become twenty percent vested after two years of employment, with full vesting taking place upon completion of six years of employment.

401(k) Plan. The Bank maintains a 401(k) Plan that covers substantially all full-time employees. Employees may contribute up to sixteen percent of annual gross compensation. One half of employee contributions are matched, to a maximum of three percent of an employee’s annual gross compensation, by Bank contributions. Employees are fully vested in both their own and Bank contributions.

Change of Control Employment Agreements. The Company has entered into certain employment agreements with each of
Thomas F. Goldrick, Jr., Chairman of the Company and of the Bank, Daniel T. Rowe, President of the Company and Vice Chairman
of the Bank, Richard W. Merzbacher, Vice Chairman of the Company and President of the Bank, Frederick C. Braun, Executive Vice
President of the Bank, and Brian K. Finneran, Secretary/Treasurer of the Company and Executive Vice President of the Bank. Under
these agreements, each of these officers has agreed to remain employed by the Company for a specified period after a “change of control” of the Company (“Employment Period”) at an annual base salary at least equal to twelve times the highest monthly base salary paid to such officer during the twelve-month period immediately preceding the month in which the change of control occurs. In addition, each such officer will be awarded an annual cash bonus for each fiscal year ending during the Employment Period equal to such officer’s highest bonus for the last three full fiscal years prior to the change of control (annualized in the event that such officer was not employed by the Company for the whole of such fiscal year) (the “Recent Annual Bonus”). If such officer resigns for good reason during his or her Employment Period, or such officer’s employment is terminated other than for cause or disability during that period, then the
Company will be obligated to pay to such officer a lump-sum amount equal to the sum of (i) certain accrued obligations of the Company to such officer through the date of termination, including a prorated bonus based upon the higher of the Recent Annual Bonus and the bonus for the most recent fiscal year during the Employment Period (annualized in the event that such officer was not employed by the Company for the whole of such fiscal year) (such higher amount, the “Highest Annual Bonus”), (ii) three times (two times in the case of Messrs. Braun and Finneran) the sum of such officer’s annual base salary and Highest Annual Bonus and (iii) an amount designed to provide such officer with the equivalent of three years (two years in the case of Messrs. Braun and Finneran) of accrual of benefits under the Employee Stock Ownership Plan and the Deferred Compensation Agreement by and between the Bank and such officer. Such officer will also be entitled to continued employee benefits for a period of three years (two years in the case of Messrs.
Braun and Finneran) after the date of termination.

SERP. The Board has authorized the Bank to enter into a standard form of agreement with the officers of the Bank to provide a non-qualified deferred compensation arrangement (“SERP”) for each officer for whom contributions under the ESOP and the
401(k) Plan are limited by the applicable provisions of the Internal Revenue Code. The SERP provides for a credit to an account for each such officer of an amount equal to the excess of: (A) the amount of the contribution to the ESOP and the 401(k) Plan for such officer in the absence of such Internal Revenue Code limitations over (B) the actual amount of such contribution. The amount credited accrues interest, during each calendar month, at the Bank’s Prime Rate as in effect on the first day of such calendar month.

Bonus Deferral. The Bank also permits certain of its officers to elect to defer payment of all or a portion of their bonus pursuant to the terms of plan documents for the Bank’s Incentive Award Plan. The amount deferred accrues interest during each calendar month at the Bank’s Prime Rate as in effect on the first day of such calendar month.

Salary Deferral. The Board has also authorized the Bank to enter into a standard form of agreement with selected key employees who elect to defer the receipt of all or any portion of their salary. Amounts deferred are allocated to a deferred compensation account. Amounts credited accrue interest, during each calendar month, at the Bank’s Prime Rate as in effect on the first day of such calendar month. All accounts are unfunded and general obligations of the Bank.

Stock Option Plans. The following tables show, as to the chief executive officer and executive officers of the Company who were previously named, information with respect to options granted to and exercised during the fiscal year ended December 31, 2005 and as to unexercised options held at the end of such fiscal year and the dollar value of such unexercised options.

Option Grants in Last Fiscal Year (1)

					Potential realizable value
					at assumed annual rates
					of stock price appreciation
	Individual Grants				for option term (2)
		Percent of total
	Options	options granted	Exercise or
	Granted	to employees in	base price	Expiration
Name	(#)	fiscal year (%)	($/Share)	date	5% ($)	10% ($)

Thomas F. Goldrick, Jr.	5,000	3.63	27.15	2/14/15	85,372	216,351

Richard W. Merzbacher	5,000	3.63	27.15	2/14/15	85,372	216,351

Daniel T. Rowe	5,000	3.63	27.15	2/14/15	85,372	216,351

Frederick C. Braun, III	5,000	3.63	27.15	2/14/15	85,372	216,351

Brian K. Finneran	5,000	3.63	27.15	2/14/15	85,372	216,351

(1) The options discussed above were granted under either or both of the Company’s 1999 Incentive Stock Option Plan, as amended, or the
Company’s Stock Option Plan (2002), each of which is administered by the Stock Option Committee of the Board. Such options may be granted to any key employee of the Company or a subsidiary. The option price may not be less than 100% of the fair market value or book value, whichever is greater, of the Company Stock at the time of grant. The options are “Incentive Stock Options” within the meaning of
Section 422A of the Internal Revenue Code. No option may have a life of more than 10 years from the date of grant.

(2) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and are not an estimate or projection of future prices for Company Stock.

Aggregated Option Exercises in Last
Fiscal Year and Fiscal Year-End Option Values
			Number of	Value of unexercised
	Shares		unexercised options	in-the-money options
	Acquired		at fiscal year-end	at fiscal year-end
	on	Value	# (1)	$ (2)
	Exercise	Realized	Exercisable/	Exercisable/
Name	(#)	($)	unexercisable	unexercisable

Thomas F. Goldrick, Jr.	-	-	50,849/-	205,463/-

Richard W. Merzbacher	4,206	70,366	50,849/-	205,463/-

Daniel T. Rowe	-	-	46,913/-	172,046/-

Frederick C. Braun, III	-	-	50,849/-	205,463/-

Brian K. Finneran	3,154	52,766	50,849/-	205,463/-

(1) Amounts shown reflect adjustments made by reason of the payment of stock dividends and stock splits since the respective dates of the option grants.

(2) Represents the difference between the exercise price of the options and the closing price of Company Stock on December 30, 2005 of
$16.74 per share.

The Bank maintains several contributory and non-contributory medical and disability plans covering all officers as well as all full-time employees.

At present, the directors and officers of the Company are not separately compensated for services rendered by them to the
Company, and it is presently contemplated that such will continue to be the policy of the Company.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Arthur Dulik, Jr., Joseph F. Munson, John F. Picciano, and Andrew J. Simons.
The members of the Company’s Compensation Committee also serve as members of the Compensation Committee of the Bank. For purposes of convenience, the compensation committees of both the Bank and the Company will hereinafter be referred to collectively as the “Compensation Committee.” The Compensation Committee is authorized to review and recommend to the Boards of Directors of the Bank and the Company compensation levels of both Company and Bank directors and officers. The Compensation Committee met jointly four (4) times in 2005.

Compensation Committee Report on Executive Compensation

The Compensation Committee has reviewed all components of compensation for the Company’s and the Bank’s chief executive officer (“CEO”) and each named executive officer of the Company (“NEO”), including base salary, cash bonuses, equitybased compensation, perquisites and other personal benefits, and potential pay-outs in the event of a change-in-control. Based on this review, the Committee finds the CEO’s and NEOs’ total compensation in the aggregate to be reasonable and not excessive. Equitybased compensation in the form of stock option awards (the value of which depends upon the Company’s future financial performance and stock price) provides long-term incentive to the Company’s executives. Stock option awards encourage executives to continue their employment with the Company and foster the Company’s long term success. Stock options are awarded by the Stock Option
Committee under the Company’s stock option plan. Cash compensation policies applicable to the Company’s and the Bank’s executive officers are reviewed as regards the separate components of base salary and annual cash bonuses under the Bank’s Incentive
Award Plan.

Salary levels reflect a combination of factors, including competitive pay levels, the executive’s experience and tenure, and the Company’s overall annual budget for merit increases and the executive’s individual performance. In keeping with the Company’s desire for a performance-oriented pay program, base salaries are generally somewhat below competitive median levels with its selected peers operating within the Company’s geographic market area.

Cash bonuses under the Bank’s Incentive Award Plan are tied directly to the attainment of financial performance targets approved by the Board of Directors at the beginning of each year. In 2005, the Incentive Award Plan provided for the payment of a cash bonus based on (1) Return on Average Equity and (2) growth in Earnings Per Share. Cash bonuses for the CEO and NEOs for attainment of target levels were set at 50% of base salary with a possible bonus range from zero to 100% of base salary. In the case of Messrs. Goldrick, Rowe and Merzbacher, the target levels were based upon the Company’s performance over a three-year period;
the target levels for all other NEOs was based upon payout guidelines related to individual performance and Company performance over a three-year period. Despite the achievement of these target levels, no bonuses were paid to Messrs. Goldrick, Rowe or
Merzbacher for fiscal year 2005.

The recommendations of the Compensation Committee are then presented for approval to the Board of Directors of the
Bank, which must approve the base salary and cash bonuses for all executive officers and the making of supplemental payments pursuant to the guidelines of the Company and the Bank for such payments.

The compensation of Thomas F. Goldrick, Jr., Chairman and Chief Executive Officer of the Company and the Bank, is
reviewed annually by the Compensation Committee. Mr. Goldrick, in his capacity as Chairman of the Board of Directors and Chief
Executive Officer, is eligible to participate in the same executive compensation program available to other executive officers.
Additionally, the Committee reviews the growth of the Company and the Bank, the resultant increase in market share, and various other competitive factors bearing upon its determination of appropriate compensation levels for the Chief Executive Officer, as well as the other executive officers. As with other executive officers of the Company and the Bank, Mr. Goldrick’s total compensation involves certain subjective judgments and is not based solely upon any specific objective criteria or weighting.

The foregoing report has been furnished by Arthur Dulik, Jr., Joseph F. Munson, John F. Picciano and Andrew J. Simons.

PERFORMANCE GRAPH

The following graph compares the yearly percentage change in the Company’s cumulative total Stockholder return on
Company Stock with the cumulative total return of the NASDAQ Market Index, and the cumulative total returns of sixty-two (62)
Northeast NASDAQ Banks.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG STATE BANCORP, INC.,
NASDAQ MARKET INDEX AND PEER GROUP INDEX*

(LINE GRAPH)

ASSUMES $100 INVESTED ON JAN. 01, 2001
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2005

*Source:  Hemscott, Inc.

COMPARISON OF CUMULATIVE TOTAL RETURN
OF COMPANY, PEER GROUP AND NASDAQ MARKET INDEX

Fiscal Year Ending
	2000	2001	2002	2003	2004	2005
State Bancorp, Inc.	100.00	129.43	165.54	241.04	294.10	221.02
Peer Group Index	100.00	127.29	143.10	189.29	211.12	197.25
NASDAQ Market Index	100.00	79.71	55.60	83.60	90.63	92.62

PRINCIPAL STOCKHOLDERS OF THE COMPANY

To the knowledge of Management, as of the record date, March 17, 2006, the only person owning beneficially or of record more than 5% of the outstanding shares of the Company Stock included the following:

Name and Address	Nature of	Number of	Percentage
of Owner	Ownership	Shares	of Class

State Bancorp, Inc.	Beneficial	1,171,491	10.57%
Employee Stock Ownership Plan
699 Hillside Avenue
New Hyde Park, NY

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company is required to identify any director, officer, or person who owns more than 10% of a class of equity securities who failed to timely file with the Securities and Exchange Commission (“SEC”) a required report relating to ownership and changes in ownership of the Company’s equity securities. Based on information provided to the Company by such persons, all officers and directors and all 10% Stockholders of the Company made all required filings during the fiscal year ended December 31, 2005. In making these statements, the Company has relied upon examination of the copies of Forms 3, 4 and 5 provided to the Company and the written representations of its directors and officers.

CERTAIN TRANSACTIONS

Some of the directors and officers of the Company or the Bank and some of the corporations and firms with which these individuals are associated also are customers of the Bank in the ordinary course of business, or are indebted to the Bank in respect of loans of $60,000 or more, and it is anticipated that some of these individuals, corporations and firms will continue to be customers of, and indebted to, the Bank on a similar basis in the future. All loans extended to such individuals, corporations and firms were made in the ordinary course of business, did not involve more than normal risk of collectibility or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Bank transactions with unaffiliated persons.

In February 2005, the Bank entered into a lease for a new branch in Westbury, New York. The landlord is a limited partnership owned and controlled by the father-in-law of Jeffrey Wilks, a Director of the Company and the Bank. The branch opened in January
2006. The lease has a term of ten (10) years with a five (5) year option to renew, and provides for initial monthly fixed base rent payments in the amount of $9,375, increasing annually at a rate of three (3%) percent after the first year. The Company believes that the terms of the lease are no less favorable to the Company than could have been obtained from an unaffiliated third party.

Pursuant to a competitive bidding process that took place in October 2003, Gold Coast Carpet Cleaning, Inc. (“Gold Coast”)
currently provides cleaning services to each of the Bank’s branches. Robert Goldrick, son of Thomas F. Goldrick Jr., is a principal of
Gold Coast. There is no formal contract in place for the performance of these services by Gold Coast; however the rate has not changed since October 2003 other than to account for additional space and services that have been added (which changes amount to an increase of approximately $14,000). The Company made total payments to Gold Coast in 2005 of $164,479.

There were no other transactions in 2005 involving officers, directors or beneficial owners of more than 5% of the
Company’s common stock, or any immediate family member of the foregoing persons, that had a direct or indirect interest in any transaction involving the Company or its subsidiaries which exceeded $60,000.

ELECTION OF DIRECTORS

At the Meeting, four (4) directors of the Company are to be elected to three-year terms, each to serve until his or her successor is elected and has qualified. The Board of Directors of the Company, upon recommendation of the Nominating and
Governance Committee, has nominated the following persons to three (3) year terms: Thomas E. Christman, K. Thomas Liaw,
Richard W. Merzbacher and Andrew J. Simons. All of the nominees are members of the present Board of Directors of the Company, with terms expiring at the Meeting.

Proxies returned by Stockholders and not revoked will be voted for the election of the above nominees as directors unless
Stockholders instruct otherwise on the proxy. If any nominee shall become unavailable for election, which is not anticipated, the shares represented by proxies which would otherwise have been voted for such nominee, in accordance with this Proxy Statement, will be voted for such substitute nominee as may be designated by the Board of Directors of the Company.

The following table contains the names and ages of the current directors of the Company whose terms will continue beyond the Meeting and those directors of the Company whose terms expire at the Meeting who have been nominated for re-election, with those directors who presently are nominated for re-election at the Meeting listed first. Opposite the name of each director is the year such person’s term of office expires, the year each first became a director of the Company or the Bank, the principal occupation(s) of each during the past five years and other directorships of public companies held by each.

	Length of Service	Principal Occupation During
	as Director and	Past 5 years and Directorships
Name and Age	Expiration of Term	of Public Companies (a)

Nominees

Thomas E. Christman (65)	Since 2001	Adjunct Professor of Finance, St. John's University,
	Expires 2006	formerly Consultant to Quick & Reilly/Fleet
Securities Inc., Financial services

K. Thomas Liaw (46)	Since 2004	Chairman of the Department of Economics and
	Expires 2006	Finance, St. John's University

Richard W. Merzbacher (57)	Since 1989	Vice Chairman, State Bancorp, Inc. and President,
	Expires 2006	State Bank of Long Island

Andrew J. Simons (67)	Since 2004	Associate Dean,
	Expires 2006	St. John's University School of Law

Directors Continuing in Office

Arthur Dulik, Jr. (59)	Since 1996	Chief Financial Officer,
	Expires 2007	ALTANA Pharma US, Inc., Pharmaceuticals

Gerard J. McKeon (63)	Since 2004	Retired, formerly President,
	Expires 2007	New York Racing Association

Joseph F. Munson (57)	Since 1989	Managing Member, Highpoint Partners LLC,
	Expires 2007	Real estate; President, Nexus Managers, LLC, Real
estate (since 2005); Director and CEO, Buck Hill
Falls Company, Inc., Real estate (since 2005)

Daniel T. Rowe (56)	Since 1992	President, State Bancorp, Inc. and Vice Chairman,
	Expires 2007	State Bank of Long Island

Thomas F. Goldrick, Jr. (65)	Since 1980	Chairman and Chief Executive Officer,
	Expires 2008	State Bancorp, Inc. and State Bank of Long Island

John F. Picciano (62)	Since 1989	Senior Partner,
	Expires 2008	Picciano & Scahill P.C., Attorneys

Suzanne H. Rueck (43)	Since 1992	Director, New Hyde Park Inn, Restaurant and
	Expires 2008	Catering (until January 2005) and President,
SHR Design Ltd. (since May 2004)

Jeffrey S. Wilks (46)	Since 2001	Vice President and Director of New Business
	Expires 2008	Development, Spiegel Associates, Real estate owners
and developers

(a) Unless otherwise indicated, the business experience of each director during the past five years was that typical to a person engaged in the principal occupation listed for each.

The above-listed persons are also presently serving as directors of the Bank, with the term of each to expire in the same year in which his or her term as director of the Company is to expire. It is anticipated that each director of the Company elected at the
Meeting will shortly thereafter be elected to a conforming term as director of the Bank.

The Board of Directors of the Company held eight (8) meetings during 2005.

The Board of Directors of the Bank held thirteen (13) meetings during 2005.

During the year ended December 31, 2005, each director of the Company and the Bank attended at least 75% of the total of the number of Board meetings held (while he or she was a director) and the number of meetings held by all committees of the Board on which he or she served (while he or she served).

APPROVAL OF THE RESTATEMENT AND AMENDMENT OF THE COMPANY’S
STOCK OPTION PLAN (2002) AS THE 2006 EQUITY COMPENSATION PLAN

In February 2006, the Directors adopted, subject to Stockholder approval, the Company’s 2006 Equity Compensation Plan
(the “2006 Plan”). The 2006 Plan is intended to be an amendment and restatement of the Company’s Stock Option Plan (2002) (the
“2002 Plan”) to expand the types of equity compensation awards that the Company can make to its employees. Under the 2002 Plan, the Company could only award options. Under the 2006 Plan the Company can award options, stock appreciation rights (“SARs”), restricted stock, performance units and unrestricted stock. The 2006 Plan also allows the Company to make awards conditional upon attainment of performance targets.

The 2006 Plan does not increase the number of shares of the Company Stock presently available for awards under the 2002
Plan. As of January 31, 2006, the Company had 397,375 shares of Company Stock available for additional option awards and had
1,086,148 shares of Company Stock reserved for issuance upon the exercise of outstanding options.

The Company believes that appropriate equity incentives are critical to attracting and retaining the best employees in its industry. The approval of this proposal will enable the Company to continue to provide such incentives. The Company believes its use of stock options in the employee compensation process has been a material factor in its success to date, and the Company intends to continue the appropriate use of equity-based compensation in the future.

The 2002 Plan is currently scheduled to expire on February 25, 2012. The 2006 Plan provides that it will terminate no later than 10 years after the date of Stockholder approval. Thus, if the Stockholders approve the 2006 Plan at this Meeting, the 2006 Plan will expire on April 23, 2016.

Key features of the 2006 Plan are as follows:

• The Compensation Committee of the Board of Directors (the “Committee”) administers the 2006 Plan;

• Awards may not be granted later than 10 years from the date of Stockholder approval (the “Effective Date”);

• Awards may be options, SARs, restricted stock, performance units, and unrestricted stock;

• Options and SARs may not be repriced;

• Options and SARs may not be granted below fair market value;

• Options and SARs cannot be exercised more than 10 years from the date of grant;

• The maximum number of shares of Company Stock available under the 2006 Plan is the number that was available for issuance under the 2002 Plan minus the number of shares issued under the 2002 Plan;

• Shares reserved for issuance under the 2002 Plan and 2006 Plan will be available again in the event that the award terminates without issuance of shares or shares issued as restricted stock are forfeited;

• Shares tendered in payment of an option, shares withheld for taxes and shares repurchased by the Company using option proceeds will not be available for grant;

• The 2006 Plan share reserve will be reduced by the full amount of shares granted as SARs, regardless of the number of shares upon which payment is made;

• Any awards of Company Stock subject to restricted stock or unrestricted stock awards cannot exceed fifty percent
(50%) of the total shares available under the 2006 Plan;

• Awards generally terminate upon termination of employment, but may continue for some period of time following death, disability, retirement or a change in control;

• Awards are non-transferable except that awards may be paid after the participant’s death pursuant to the participant’s will, the laws of descent and distribution or the participant’s beneficiary designation; and

• All employees are eligible to receive awards under the 2006 Plan.

Summary of the 2006 Plan

The following is a summary of the material terms of the 2006 Plan. It is qualified in its entirety by the specific language of the 2006 Plan, a copy of which is annexed as Appendix 1.

General

The 2006 Plan provides for the grant of incentive and nonstatutory stock options as well as stock appreciation rights (cash settled and stock-settled), restricted stock, performance units and unrestricted stock.

Purpose

The purpose of the 2006 Plan is to promote the best interests of the Company and its Stockholders by providing a method for attracting and retaining employees, allowing employees to acquire and maintain equity ownership in Company Stock and motivating employees to achieve long-range goals and objectives.

Administration

The 2006 Plan is administered by the Committee. The Committee is also the Compensation Committee and is comprised entirely of independent directors who are not eligible for awards under the 2006 Plan. The Committee is responsible for interpreting the 2006 Plan and, subject to the provisions of the 2006 Plan, determining the persons to whom and the dates on which awards will be granted, the number of shares to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, vesting conditions and other terms of the award.

Company Stock Subject to the 2006 Plan

The share reserve under the 2006 Plan will be equal to the shares available for future grant under the 2002 Stock Plan on the date the 2006 Plan is approved by the Company’s Stockholders. However, the share reserve under the 2006 Plan will be increased without any further action by the Board of Directors or Stockholders by an amount equal to the number of shares of Company Stock subject to any outstanding option under the 2002 Plan that lapses, terminates or is cancelled without the issuance of any Company
Stock following the date that the 2006 Plan is approved by Stockholders. As of January 31, 2006, 1,086,148 shares were subject to outstanding options and 397,375 shares were available for future grants, for a combined total of 1,483,523 shares. If awards granted under the 2006 Plan expire, are cancelled or otherwise terminate without being exercised, the shares subject to such expired, cancelled or terminated awards will then be available again for grant under the 2006 Plan. Any shares of Company Stock subject to restricted stock or unrestricted stock awards shall not exceed 50% of the total shares available under the 2006 Plan.

Eligibility

Awards may be granted only to a person who, on the effective date of grant, is an employee of the Company or a direct or indirect subsidiary of the Company. As of January 31, 2006, approximately 285 people (all employees of the Company and its direct and indirect subsidiaries) would have been eligible to receive grants under the 2006 Plan.

Options granted under the 2006 Plan may be either incentive stock options (“ISOs”) or nonstatutory stock options (“NSOs”).
ISOs are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as
amended (the “Code”). In order to preserve that qualification, no ISO may be granted to any person who, at the time of the grant, owns (or is deemed to own) Company Stock possessing more than 10% of the total combined voting power of the Company, or any of its parent or subsidiary corporations, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. Further, the aggregate fair market value, determined at the time of grant, of the shares of Company Stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its and subsidiary corporations) may not exceed $100,000.

In order to permit awards to qualify as “performance based compensation” under Section 162(m) of the Code, no employee may be granted awards in excess of the following in each fiscal year of the Company:

• Options and stock appreciation rights: no more than 60,000 shares.

• Restricted stock and share-based performance units: no more than 60,000 shares.

• Other performance units: no more than $1,000,000 for each full fiscal year contained in the performance period of the award.

• Awards that vest based on continued service or achievement of performance goals may be accelerated occur in connection with death, disability or a change in control.

Options and Stock Appreciation Rights

The following is a description of the general terms of options (“Options”) and SARs that can be awarded under the 2006 Plan.

Award. The Committee may award Options, which are the right to purchase a designated number of shares of Company
Stock in the future at an exercise price fixed at the time of grant, or SARs, which are the right to be paid in the future the difference between the fair market price and the exercise price of a designated number of shares on the exercise date.

Exercise Price; Payment. The exercise price of Options may not be less than the fair market value of the Company Stock subject to the Option on the date of Option grant, and in some cases (see “Eligibility”), may not be less than 110% of such fair market value. The exercise price of SARs may not be less than the fair market value of the Company Stock subject to the award on the date of the award. On February 28, 2006, the closing price of the Company Stock as reported on NASDAQ was $15.87 per share.
The exercise price of Options must be paid: (i) in cash or by check or (ii) by tender to the Company, or attestation to the ownership, of shares of Company Stock owned by the optionee for at least one year having a fair market value not less than the exercise price.
The Company may make payment in cash or stock of the amount due to the holder upon exercise of the SAR.

No Repricing. The 2006 Plan does not permit the Company to lower the exercise price of Options or SARs without
Stockholder approval.

Exercise. Options and SARs granted under the 2006 Plan may become exercisable (“vest”) in cumulative increments as determined by the Committee. Vesting conditions will include continuation of employment over the vesting period and may include attainment of performance goals. The Committee has the power to accelerate the time during which an award may be exercised. The
2006 Plan provides for earlier termination of an award due to the holder’s termination of employment except in the event of death, disability, retirement or a change in control. The exercise period may be accelerated in the event of death, disability, retirement and a change in control.

Term. The maximum term of Options and SARs under the 2006 Plan is 10 years, except that in certain cases (see “Eligibility”)
the maximum term is five years.

Restrictions on Transfer. Options and SARs may not be transferred except, in the event of the death of the holder, by will, the laws of descent and distribution or designation of a beneficiary.

Restricted Stock Awards

The Committee may grant restricted stock awards which represent shares of the Company’s Stock that is subject to forfeiture if vesting conditions, generally based upon continued service and/or attainment of performance goals, are not met (“Restricted Stock”).
The Committee determines if a purchase price will or will not be paid and the amount of any purchase price. The purchase price may be less than the then current fair market value of the Company Stock. Shares acquired pursuant to a Restricted Stock award may not be transferred by the participant until vested. Shares of Restricted Stock as to which the restrictions have not lapsed prior to the participant’s termination of service are forfeited except in the case of change in control, death or disability. Vesting periods may be accelerated in the event of death, disability or a change in control. Participants holding Restricted Stock will generally have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

Performance Units

The Committee may grant performance unit awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant
(“Performance Units”). Performance Units are unfunded bookkeeping entries having values equal to a share of Company Stock or a dollar value set by the Committee at the time of grant. All performance-based awards (which may also include Options, Restricted
Stock or SARs) will specify a predetermined formula for evaluating the amount earned by the participant based upon one or more predetermined performance goals being attained within a predetermined performance period. To the extent earned, Performance Unit awards may be settled in cash, except that Performance Units that are measured using shares of Company Stock shall be paid in
Company Stock.

Performance Goals

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the
Code, the Committee will establish one or more performance goals applicable to an award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and its various operating units as may be selected by the Committee. Performance goals may be based upon one or more of the following performance measures, as determined by the Committee:

i. Earnings per share;

ii. Net income (before or after taxes);

iii. Net interest income;

iv. Earnings before interest, taxes and depreciation and amortization;

v. Return measures (including, but not limited to, return on average assets or return on average equity);

vi. Efficiency ratio;

vii. Stock price (including, but not limited to, growth measures and total shareholder return);

viii. Noninterest income/fee income targets;

ix. Expense targets;

x. Operating efficiency;

xi. Economic Value Added (EVA®);

xii. Credit quality measures;

xiii. Customer satisfaction measures;

xiv. Loan growth;

xv. Deposit growth:

xvi. Net interest margin; and

xvii. Fee income.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a “covered employee”
within the meaning of Section 162(m) of the Code. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee. No reduction may increase the amount paid to any covered employee.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason except a change in control, the 2006 Plan provides that, unless otherwise determined by the
Committee, the performance award will be forfeited. No Performance Unit award may be sold or transferred, except that awards may be paid after the participant’s death pursuant to the participant’s will or the laws of descent and distribution or to a designated beneficiary.

Unrestricted Stock Awards

The 2006 Plan permits the Committee to award shares of Company Stock that are not subject to forfeiture (“Unrestricted Stock”).

Effect of Certain Corporate Events

In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments will be made in the number and class of shares subject to the
2006 Plan and to any outstanding awards, in the Section 162(m) of the Code per employee grant limit (see “Federal Income Tax
Information – Potential Limitation on Company Deductions”), and in the exercise price per share of any outstanding awards. Any fractional share resulting from an adjustment may be rounded down to the nearest whole number, and at no time will the exercise price of any Option or SAR be decreased to an amount less than par value of the Company Stock subject to the award.

If a change in control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume the Company’s rights and obligations under the outstanding awards or substitute substantially equivalent awards for such corporation’s stock. However, if an outstanding award is not assumed or replaced, the 2006 Plan provides that the vesting and exercisability of the award shall be accelerated. Awards that are not assumed, replaced or exercised prior to the change in control will terminate. However, if the employment of a participant with the Company is terminated within 18 months following a change in control, except as a result of gross and substantial dishonesty, all assumed awards shall be deemed fully vested and all restrictions will immediately lapse. In both cases where awards are accelerated following a change in control, all performance-based awards shall be deemed to have been fully earned based on targeted performance being attained. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Change in Control. The 2006 Plan defines a “change in control” to include the following events:

(i) The acquisition by any one person, or more than one person acting as a Group, of ownership of Company Stock that, together with Company Stock held by such person or Group, constitutes more than fifty (50%) percent of the total fair market value or total voting power of the Company Stock; or

(ii) Any one person, or more than one person acting as a Group, acquires (or has acquired during the twelve (12)
month period ending on the date of the most recent acquisition by such person or persons) ownership of Company
Stock possessing thirty-five (35%) percent or more of the total voting power of the Company Stock; or

(iii) A majority of members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

(iv) The acquisition by any one person, or more than one person acting as a Group, (or if any person or more than one person acting as a Group has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) of assets from the Company that have a total gross fair market value equal to or more than forty (40%) percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (iv), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding the foregoing, a change in control shall not be deemed to occur solely because there is a transfer to an entity that is controlled by the Stockholders immediately after the transfer. A transfer of assets by the Company shall not be treated as a change in the ownership of such assets if the assets are transferred to (A) a Stockholder (immediately before the asset transfer)
in exchange for or with respect to the Company Stock; (B) an entity, fifty (50%) percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (C) a person, or more than one person acting as a Group, that owns, directly or indirectly, fifty (50%) percent or more of the total value or voting power of all the outstanding Company Stock; or (D) an entity, at least fifty (50%) percent of the total value or voting power of which is owned, directly or indirectly, by a person described in subsection (C) of this paragraph.

As used in the above definition of change in control, “Group” means persons who are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock or assets, or similar transaction, such shareholder is considered to be acting as a Group with other shareholders in a corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. However, persons will not be considered to be acting as a Group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering or because they purchase assets of the same corporation at the same time.

If a participant’s employment is terminated by the Company within one year prior to a change in control and such termination
(i) was at the request of a third party who effectuates a change in control or (ii) otherwise occurred in connection with or in anticipation of a change in control, the date of a change in control shall mean the date immediately prior to the date of such participant’s termination of employment.

Duration, Amendment and Termination

The Board or the Committee may amend, suspend or terminate the 2006 Plan at any time. However, without the approval of the Company’s Stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Company Stock that may be issued under the 2006 Plan, (b) no change in the class of persons eligible to receive ISOs and (c) no other amendment of the 2006
Plan that would require approval of the Company’s Stockholders under any applicable law, regulation or rule. No amendment, suspension or termination of the 2006 Plan shall affect any then outstanding award unless expressly provided by the Board or the Committee. In any event, no amendment, suspension or termination of the 2006 Plan may adversely affect any then outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule. If not earlier terminated, the 2006
Plan will expire on the tenth anniversary of Stockholder approval.

Awards Granted to Certain Persons

Because awards under the 2006 Plan are determined by the Committee in its sole discretion, the Company cannot determine the benefits or amounts that will be received or allocated in the future under the 2006 Plan. The table below shows Options granted during the Company’s last fiscal year to the individuals and groups indicated. These awards are not necessarily indicative of awards that the Company may make in the future under the 2006 Plan.

Number of Shares Subject to
Name and Title/Group	Options Granted in 2005*

Thomas F. Goldrick, Jr.	6,000
Chairman and CEO

Daniel T. Rowe	6,000
President/Vice Chairman

Richard W. Merzbacher	6,000
Vice Chairman/President

Frederick C. Braun, III	6,000
Executive Vice President

Brian K. Finneran	6,000
Executive Vice President/
Secretary/Treasurer

All current executive officers,	33,600
as a group

All employees, as a group,	131,520
excluding executive officers

* Adjusted for the 6 for 5 stock split paid in 2005.

Federal Income Tax Information

Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an ISO. Optionees who do not dispose of their shares for at least two years following the date the ISO was granted or within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies both such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares either within two years after the date of grant or within one year from the date of exercise (referred to as a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee’s holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations promulgated thereunder. The difference between the option exercise price and the fair market value of the shares on the exercise date of an ISO is an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options and Stock Appreciation Rights. NSOs and SARs have no special tax status. A holder of these awards generally does not recognize taxable income as the result of the grant of such award. Upon exercise of a NSO or SAR, the holder normally recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the exercise date. If the holder is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a NSO or SAR, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the holding period of the shares is more than 12 months. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a NSO or SAR, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. No tax deduction is available to the Company with respect to the grant of a NSO or SAR or the sale of the stock acquired pursuant to such grant.

Restricted Stock. A participant acquiring Restricted Stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date.” The determination date is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of
(i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue
Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a Restricted Stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Performance Unit Awards. A participant generally will recognize no income upon the receipt of a Performance Unit award.
Upon the settlement of such an award, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any substantially vested shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date” (as defined above under
“Restricted Stock”), will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to the Company for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee.
It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with applicable regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation, provided that: (i) the option plan contains a per-employee limitation on the number of shares for which options or stock appreciation rights may be granted during a specified period, (ii) the per-employee limitation is approved by the shareholders, (iii) the option is granted by a compensation committee comprised solely of “outside directors” (as defined in
Section 162(m)) and (iv) the exercise price of the option or right is no less than the fair market value of the stock on the date of grant.

For the aforementioned reasons, the Company’s 2006 Plan provides for an annual per employee limitation as required under
Section 162(m) and the Committee is comprised solely of outside directors. Accordingly, Options or SARs granted by the Committee qualify as performance-based compensation, and the other awards subject to performance goals may qualify.

Other Tax Consequences. The foregoing discussion is intended to be a general summary only of the Federal income tax aspects of awards granted under the 2006 Plan; tax consequences may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of the Federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable. Participants in the 2006 Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.

Required Vote and Committee of Directors Recommendation

The affirmative vote of a majority of the votes cast at the Meeting, at which a quorum is present, either in person or by proxy, is required to approve this proposal. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have no effect on the vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have the authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not have any effect on the outcome of the proposal.

Should such Stockholder approval not be obtained, then the 2006 Plan will not be implemented. However, the 2002 Plan will remain in effect, and awards may continue to be made pursuant to the provisions of the 2002 Plan.

The Board believes that the 2006 Plan is in the best interests of the Company and its Stockholders for the reasons stated above.
THEREFORE,THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE RESTATEMENT AND
AMENDMENT OF THE COMPANY’S STOCK OPTION PLAN (2002) AS THE 2006 EQUITY COMPENSATION PLAN.

CORPORATE GOVERNANCE

The Board of Directors of the Company has adopted Corporate Governance Guidelines that contain a number of corporate governance initiatives designed to comply with the NASDAQ corporate governance listing standards, the Sarbanes-Oxley Act of 2002
(“SOA”) and the rules and regulations of the SEC. The Company has also adopted charters for the Compensation Committee, Nominating and Governance Committee and Audit Committee in order to implement the rules and standards. The committee charters, Corporate
Governance Guidelines, the Company’s Code of Ethics for Chief Executive and Senior Financial Officers and the Company’s Code of
Business Conduct and Ethics are available for review at the Company’s website, www.statebankofli.com. Several significant corporate governance initiatives adopted by the Board are discussed below.

Director Independence

The Board is comprised of a majority of independent directors in accordance with the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder and the applicable rules of NASDAQ. The Board has adopted a set of independence standards to aid it in determining director independence, in accordance with the NASDAQ corporate governance listing standards.
Pursuant to these independence standards, a director must not have a material relationship with the Company or its management, other than as a director, which would interfere with the exercise of independent judgment. The independence standards are available at the Company’s website at www.statebankofli.com. The Board has determined that each member of the Board, other than Directors
Goldrick, Merzbacher and Rowe, is independent for purposes of serving as a director of the Company. Directors Goldrick,
Merzbacher and Rowe, who are executive officers of the Company, are not independent members of the Board.

Audit Committee Independence, Financial Literacy and Audit Committee Financial Expert

The Audit Committee is comprised of five directors, each of whom is independent and free from any relationship that would interfere with the exercise of his or her independent judgment. Each member of the Audit Committee also satisfies the independence, experience and financial literacy requirements of NASDAQ and SEC Rule 10A-3 and Section 10A of the Securities Exchange Act of
1934, as amended by SOA. The Board makes a determination each year that the members of the Audit Committee are independent.

The Audit Committee Chair is financially sophisticated and all members of the Audit Committee are financially literate at the time of appointment. At least one member of the Audit Committee shall be an audit committee financial expert, within the definition of applicable rules. The Board has determined that each member of the Audit Committee satisfies those additional independence, experience and financial literacy requirements, and that Arthur Dulik, Jr. qualifies as an “audit committee financial expert” as such term is defined by the SEC.

Audit Committee

The Audit Committee assists the Board in fulfilling its responsibility to Stockholders relating to the quality and integrity of the Company’s financial reports and accounting and reporting practices. Its duties include selecting and retaining, and terminating when appropriate, the Company’s independent registered public accounting firm; reviewing the qualifications, independence and performance of the Company’s independent registered public accounting firm; reviewing the scope, magnitude and budgets of all examinations of the Company’s financial statements by the Company’s independent registered public accounting firm; reviewing general policies and procedures with respect to accounting and financial matters and internal controls; reviewing and approving the costs and types of audit and non-audit services performed by the Company’s independent registered public accounting firm; meeting with the Company’s independent registered public accounting firm not less than once a year without Company representatives to discuss internal controls and accuracy and completeness of the financial statements; receiving analyses and comments regarding accounting pronouncements; reviewing the results of audits with the Company’s independent registered public accounting firm and management with a focus on difficulties encountered, material errors or irregularities, weaknesses in internal accounting controls and similar issues, and notifying the Board of major problems or deficiencies discovered with respect to its duties.

A copy of the Company’s charter for the Audit Committee is annexed to this proxy statement as Appendix 2.

During 2005 the Audit Committee held twelve (12) meetings and its members are Arthur Dulik, Jr., Thomas E. Christman,
John F. Picciano, Suzanne H. Rueck and Gerard J. McKeon.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee explicitly pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm on a case-by-case basis. The Audit Committee does not pre-approve any audit or other services provided by the independent registered public accounting firm through the use of any policy or procedure, but requires that each particular service be specifically pre-approved.

Audit Committee Report

The following report of the Audit Committee is made pursuant to the rules of the SEC. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the
Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

During 2005, the Audit Committee reviewed the qualifications, independence and performance of the Company’s independent registered public accounting firm, reviewed the scope, magnitude and budgets of all examinations of the Company’s financial statements by the independent registered public accounting firm and reviewed and approved the costs and types of audit and non-audit services performed by the Company’s independent registered public accounting firm.

Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing
Standards No. 61 (Communication with Audit Committees).

The Audit Committee discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the Company’s internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board No. 1, (Independence Standards Board Standards No. 1, Independence Discussions
with Audit Committees), as may be modified or supplemented, and has discussed with the independent registered public accounting firm the firm’s independence and considered whether the provision of non-audit services is compatible with maintaining the firm’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2005 be included in the Company’s Annual Report on Form 10-K for the last fiscal year, for filing with the Commission.

The foregoing report has been furnished by Thomas E. Christman, Arthur Dulik, Jr., John F. Picciano, Suzanne H. Rueck
and Gerard J. McKeon.

Nominating and Governance Committee

The Nominating and Governance Committee makes recommendations on nominations for the Board of Directors. Each of the members of the Committee meets the definition of “independent” set forth in NASDAQ’s corporate governance listing standards.
The Committee is composed of Arthur Dulik, Jr., Thomas E. Christman and Jeffrey S. Wilks and is chaired by Jeffrey S. Wilks.
The Committee met two (2) times in 2005, and one (1) time in 2006, at which meeting it made recommendations for nominees to the Board of Directors.

The Nominating and Governance Committee believes that nominees for director should satisfy the following minimum qualifications:

(1) Be at least 21 years of age, but no more than 71 years of age, as of the date of the annual meeting at which such candidate is proposed to be elected to the Board,

(2) Possess sufficient business experience to enable them to perform the duties and undertake the responsibilities required of a member of the Board;

(3) Demonstrate willingness to apply sound and independent business judgment;

(4) Possess the ability to read and understand basic financial statements;

(5) Demonstrate high moral character and integrity;

(6) Possess an ability to work effectively with others;

(7) Have sufficient time to devote to the affairs of the Company; and

(8) Be free from conflicts of interest that would prevent the fulfillment of the director’s duties to the Company.

Qualified candidates for membership on the Board will be considered without regard to race, sex, religion, ancestry, national origin or disability. The Nominating and Governance Committee will review the qualifications and backgrounds of the candidates, as well as the overall composition of the Board. The Committee will evaluate whether a candidate is independent within the meaning of the Company’s independence guidelines.

The Nominating and Governance Committee’s process for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms of office are set to expire, the Nominating and Governance Committee reviews such directors’
overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance and any transactions of such directors with the Company during their term. Recommendations for nomination may be made by members of the Committee or by Stockholders, other directors, senior management or, if the Committee so elects, by a paid search firm. After considering the candidates, the most highly qualified candidates will be interviewed by the Committee and senior management. The full Committee will then meet to discuss and approve the final slate of candidates to be recommended to the Board for nomination. The Committee will consider a candidate recommended by Stockholders if such candidate has consented in writing to his or her nomination, the recommendation is submitted in writing to the Committee within the time permitted by the By-laws for a
Stockholder nomination, the information required by the By-laws for a Stockholder nomination accompanies the recommendation and the minimum stock ownership criteria set forth in the By-laws for a Stockholder nomination are met. Stockholders may also nominate candidates directly at the annual meeting, provided that they comply with the information, time and share ownership requirements set forth in the Company’s By-laws. For a copy of the applicable By-law provisions, please submit a request in writing to the Secretary of the Company, State Bancorp, Inc., 699 Hillside Avenue, New Hyde Park, New York 11040. The Committee will evaluate recommendations from Stockholders meeting these requirements in the same manner as all other candidates for nomination.
The Nominating and Governance Committee Nominating Procedure is posted on the Company’s website at www.statebankofli.com.

Communication with the Board of Directors

The Board does not currently provide a process for Stockholders to send communications to the Board or any of the directors.
The Company believes that senior management, as opposed to individual directors, provides the public voice of the Company, and that Stockholders can effectively communicate with the Company by contacting the management of the Company through either regular mail, e-mail or in person. Stockholders also have meaningful access to the Board through the Stockholder proposal process, which is described in detail below.

Board Attendance Policy

The Company encourages, but does not require, all of its directors to attend annual Stockholders’ meetings of the Company.
Last year all of the directors, other than Mr. Dulik, were in attendance at the annual meeting of the Company’s Stockholders.

DIRECTOR COMPENSATION

Each director of the Bank who is not an employee thereof currently receives an annual retainer of $10,000 and $500 for each
Board committee meeting attended. Each director of the Bank currently receives $700 for each meeting of the Board of Directors attended.

Each director of the Bank who is not an employee thereof and who serves as Chairman of a committee other than the Audit
Committee receives an additional stipend of $2,000. The chairman of the Audit Committee receives an additional stipend of $7,000.
No additional remuneration is received by any director for special assignments or services.

Directors of the Bank may elect to defer the receipt of all or any portion of their director’s compensation. Amounts deferred are allocated to a deferred compensation account. Each participating director’s account accrues interest at the Bank’s Prime Rate. All accounts will be unfunded and general obligations of the Bank. Distributions from a deferred compensation account commence after termination of service on the Board of Directors, death or disability, or at a date previously designated by the participating director.
Distributions to each participating director from his or her deferred compensation account are to be made over periods ranging from three to five years.

The Bank had in effect a Directors Incentive Retirement Plan for directors of the Bank (other than the President) who elected to retire after having completed certain minimum service requirements. Under the Plan, an eligible director who elected to retire was entitled to receive, for a period of five years after such retirement, a yearly amount equal to the highest annual amount received by such director from the Company or the Bank for his services to the Company or the Bank during the five years immediately preceding such retirement. No further payments are due under the Plan.

In 1992, four (4) directors then in office who were covered by the Plan surrendered their rights under the Plan in exchange for the Bank’s agreement to pay to them, or to their beneficiary upon death, a monthly stipend for life or until March 1, 2007, whichever later occurred. In 1993, effective as of 1992, such persons agreed that the payments to them would cease in all events on
March 1, 2007. Amounts paid or accrued under such agreements during the fiscal year ended December 31, 2005 amounted to
$61,750.

Under the Director Stock Plan established in 1998, as amended, non-employee directors currently receive an annual award of share credits for shares of Company Stock for their service during the preceding year. This plan is designed not only to provide a deferred benefit for nonemployee directors, but also to increase the directors’ beneficial ownership in the Company and more closely tie their interest in the long-term growth and profitability of the Company with that of the Stockholders. Pursuant to the Plan, each non-employee director will be granted an award of share credits in respect of the preceding year in an amount equal to $14,000 divided by the market value of one share of Stock as of the last reported sale price during the last calendar year. All awards are pro-rated where a director did not serve for all of the preceding year. After termination of service as a director, all awards are paid in shares of stock to the director, or, in the case of death, to his or her designated beneficiary or estate. This award is credited annually with dividend equivalents.

As of February 28, 2006, the number of units of Company Stock equivalents held by directors under the Plan are as follows:
Mr. Christman 2,570 units, Mr. Dulik 3,295 units, Mr. Liaw 992 units, Mr. McKeon 992 units, Mr. Munson 3,295 units, Mr. Picciano
3,295 units, Ms. Rueck 3,295 units, Mr. Simons 992 units, Mr. Wilks 2,570 units and all directors as a group 21,296 units.

Security Ownership of Management

The following table sets forth the beneficial ownership of Company Stock as of February 28, 2006 by each director (including all of the Company’s executive officers) and by all current directors and executive officers as a group:

Name	Number of Shares	Percent of Total

Thomas E. Christman	6,944	*

Arthur Dulik, Jr.	15,632	*

Thomas F. Goldrick, Jr., (1) (7)	267,851	2.42%

K. Thomas Liaw	1,100	*

Gerard J. McKeon	4,395	*

Richard W. Merzbacher (2) (7)	208,900	1.88%

Joseph F. Munson	5,591	*

John F. Picciano	91,304	*

Daniel T. Rowe (3) (7)	262,637	2.37%

Suzanne H. Rueck	64,740	*

Andrew J. Simons	1,200	*

Jeffrey S. Wilks (8)	57,562	*

Frederick C. Braun (4) (7)	92,309	*

Brian K. Finneran (5) (7)	110,609	*

All directors and executive officers
as a group (15 persons) (6) (7)	1,235,467	11.14%

* Less than 1%.

(1) Includes 50,849 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of
March 1, 2006.

(2) Includes 50,849 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of
March 1, 2006.

(3) Includes 46,913 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of
March 1, 2006.

(4) Includes 50,849 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of
March 1, 2006.

(5) Includes 50,849 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of
March 1, 2006.

(6) Includes 283,802 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of
March 1, 2006.

(7) Includes allocated shares held by the ESOP for the benefit of the person named.

(8) Mr. Wilks disclaims beneficial ownership of the shares listed, which are owned by his wife, Lise Spiegel Wilks.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 12, 2005, the Company determined to change the Company’s independent registered public accounting firm and, accordingly, dismissed Deloitte and Touche LLP (“Deloitte”) in that role and engaged Crowe Chizek and Company LLC (“Crowe
Chizek”) as the Company’s independent auditor for the year ended December 31, 2005. The change in independent auditors was made by the Audit Committee of the Company, and followed the receipt of proposals from other independent registered public accounting firms to audit the Company’s consolidated financial statements for the fiscal year ended December 31, 2005.

It is anticipated that Crowe Chizek will be selected to perform the same duties for the current year. Representatives of
Crowe Chizek will be available to respond to appropriate questions at the Annual Meeting of Stockholders.

The reports of Deloitte on the financial statements of the Company for the years ended December 31, 2003 and December 31,
2004 and for the period from January 1, 2005 through August 12, 2005 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the Company’s two most recent fiscal years ended December 31, 2004 and through August 12, 2005, there were no disagreements with Deloitte on any matter of accounting principles or procedure, which disagreements if not resolved to the satisfaction of Deloitte would have caused them to make reference thereto in their reports on the financial statements of the Company for such years. The Company requested that
Deloitte furnish a letter addressed to the Securities and Exchange Commission as to whether it agrees with the above statements.
A copy of that letter, dated August 17, 2005, is filed as Exhibit 16.1 to the Company’s report on Form 8-K filed with the Securities and Exchange Commission on August 18, 2005.

Audit Fees

The following table sets forth the aggregate fees billed by Crowe Chizek and Company LLC and by Deloitte & Touche LLP
for audit services rendered in connection with the financial statements and reports for fiscal year 2005 and 2004 and for other services rendered during fiscal year 2005 and 2004 on behalf of the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services, which have been billed to the Company:

Fee category:	2005		% of Total	2004		% of Total

Audit Fees (1)	$ 375,742	(2)	88%	$ 401,140	(3)	80%

Audit-Related Fees (4)	2,640		1	-		-

Tax Fees (5)	46,460		11	79,168		16

All Other Fees (6)	-		-	20,140		4

Total fees	$ 424,842		100%	$ 500,448		100%

(1) Consists of fees for professional services rendered for the audit of the Company’s annual financial statements and review of interim financial statements, and services that are normally provided by the Company’s independent registered public accounting firm in connection with statutory and regulatory filings or engagements, including accounting consultations, work related to section 404 of the Sarbanes-Oxley Act, consents and audits of subsidiary companies.

(2) In September, 2005, the Company received a bill from Deloitte & Touche LLP for $64,865 for additional audit fees for 2005, which amount is disputed by the Company and is not included in this total.

(3) In January and May, 2005, the Company received bills from Deloitte & Touche LLP for $444,869 for additional audit fees for 2004, which amount is disputed by the Company and is not included in this total.

(4) Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the financial statements that are not reported under “Audit Fees,” such as employee benefit plan audits, accounting consultations in connection with acquisitions and divestitures, attest services that are not required by statute or regulation, review of internal controls and consultations concerning financial accounting and reporting standards.

(5) Includes fees for professional services related to Federal and state tax compliance, tax advice and tax planning, such as assistance with tax audits and appeals, assistance related to the impact of mergers, acquisitions and divestitures on tax return preparation and miscellaneous tax consulting and planning.

(6) Consists of fees billed for acquisition consulting and advice and planning related to the purchase of Bank Owned Life Insurance during
2004.

The Audit Committee has considered whether services other than audit and audit-related services provided by Crowe Chizek and Company LLC are compatible with maintaining the independence of Crowe Chizek and Company LLC.

OTHER MATTERS

As of the date of the Proxy Statement, Management and the Board of Directors know of no other matters to be brought before the Meeting. However, if further business is properly presented, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

The proxies, in their discretion, will vote all shares represented by the proxy as to any matter which may properly come before the meeting as to which the Company did not have notice by January 25, 2006, the date provided for in the advance notice provisions of the Company’s By-Laws.

STOCKHOLDER PROPOSALS

If a Stockholder wishes to have a particular proposal considered by the Board for inclusion in the Company’s proxy statement for an annual meeting, the Stockholder must satisfy the requirements established by the SEC in its proxy rules. The particular proxy rule, Rule 14a-8, requires that Stockholders submit their proposals in writing to the Company at least 120 days before the anniversary date of the proxy statement mailing date for the prior year’s annual meeting. Thus, Stockholders who wish to submit proposals for inclusion in the Company’s proxy statement for next year’s annual meeting (in 2007) must deliver such proposals to the Corporate
Secretary on or before November 24, 2006. The notice must clearly identify the proposal, contain a brief supporting statement and all required information about the proposing stockholder, and otherwise meet the SEC’s rule. Proposals should be addressed to the
Secretary of the Company, State Bancorp, Inc., 699 Hillside Avenue, New Hyde Park, New York 11040.

In order for a Stockholder nomination or proposal to be raised from the floor during the 2007 annual meeting of Stockholders, the Company By-laws require that written notice thereof must be received by the Company not less than 90 days nor more than 120 days before the anniversary date of the prior year’s annual meeting (there are special rules if the current year’s meeting date is changed by more than 30 days from the prior year’s meeting date). For the 2007 Annual Meeting of Stockholders, the written notice must be given not later than January 24, 2007 (unless otherwise set by the Board pursuant to the By-laws). The Stockholders’ written notice must contain (i) all information relating to any nominees proposed by the Stockholder that is required to be disclosed in solicitations of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934 and Rule 14a-11 thereunder, (ii) a brief description of any proposals sought to be presented for a vote at the Meeting, (iii) the Stockholders’ name and record address and (iv) the class and number of shares of Company Stock that is beneficially owned. Stockholder nominations and proposals may be raised from the floor during annual Stockholders meetings by Stockholders of record as of the time of giving of written notice. In addition, Stockholders proposing nominees for election to the Board of Directors must be entitled to cast votes with respect to at least 5% of the outstanding
Company Stock. Such proposals should be submitted in writing to the Secretary of the Company, State Bancorp, Inc., 699 Hillside
Avenue, New Hyde Park, New York 11040, who will submit them to the Board for its consideration.

For a copy of the applicable provisions of the Company’s By-laws, please submit a written request to the Secretary of the
Company, State Bancorp, Inc., 699 Hillside Avenue, New Hyde Park, New York 11040.

Date: March 24, 2006

By order of the Board of Directors

/s/ Brian K. Finneran
Brian K. Finneran,
Secretary

This Page Intentionally Left Blank

APPENDIX 1

STATE BANCORP, INC.
2006 EQUITY COMPENSATION PLAN

1. Establishment, Purpose and Term of Plan.

1.1 Establishment. The 2006 Equity Compensation Plan (the “Plan”) is hereby adopted by the Board of Directors of
State Bancorp, Inc. (the “Company”) on February 28, 2006, subject to approval by the stockholders of the Company (the date of such approval, the “Effective Date”). The Plan is an amendment and restatement of the Company’s Stock Option Plan (2002).

1.2 Purpose. The purpose of the Plan is to promote the best interests of the Company and its stockholders by providing a method for (1) attracting and retaining Employees of the Company and its Subsidiaries who demonstrate outstanding ability, (2) providing an effective means for selected Employees to acquire and maintain ownership of Company Stock and thereby more closely align their interests with the interests of the stockholders of the Company, and (3) motivating Employees to achieve long-range Performance Goals and objectives.

1.3 Term. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the
Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, Awards shall not be granted later than ten (10) years from the Effective Date. The Company intends that the Plan comply with Section 409A of the Code (including any amendments to or replacements of such section), and the Plan shall be so construed.

2. Definitions and Construction.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Award” means any Option, SAR, Restricted Stock, Performance Unit or Unrestricted Stock granted under the Plan.

(b) “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant. Award Agreements may incorporate all or any terms of the Plan by reference.

(c) “Board” means the Board of Directors of the Company.

(d) A “Change in Control” shall mean any of the following events:

i The acquisition by any one person, or more than one person acting as a Group, of ownership of Stock of the Company that, together with Stock held by such person or Group, constitutes more than fifty (50%)
percent of the total fair market value or total voting power of the Stock of the Company; or

ii The acquisition by any one person, or more than one person acting as a Group, (or any such acquisition during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) of ownership of Stock of the Company possessing thirty-five (35%) percent or more of the total voting power of the Stock of the Company; or

iii A majority of members of the Company’s Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s
Board prior to the date of the appointment or election; or

iv The acquisition by any one person, or more than one person acting as a Group (or if any person or more than one person acting as a Group has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons), of assets from the Company that have a total gross fair market value equal to or more than forty (40%) percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (iv), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

i

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because there is a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer. A transfer of assets by the Company shall not be treated as a change in the ownership of such assets if the assets are transferred to (A) a shareholder of the Company
(immediately before the asset transfer) in exchange for or with respect to the Company’s Stock; (B) an entity, fifty (50%) percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (C) a person, or more than one person acting as a Group, that owns, directly or indirectly, fifty (50%) percent or more of the total value or voting power of all the outstanding Stock of the Company; or (D) an entity, at least fifty (50%) percent of the total value or voting power of which is owned, directly or indirectly, by a person described in subsection (C) of this paragraph.

As used in the definition of Change in Control, “Group” means persons who are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock or assets, or similar transaction, such shareholder is considered to be acting as a Group with other shareholders in a corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. However, persons will not be considered to be acting as a Group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering, or because they purchase assets of the same corporation at the same time.

(e) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(f) “Committee” means the Compensation Committee of the Board or another committee of the Board duly appointed to administer the Plan. The Committee shall be comprised only of directors of the Company who are not Employees of the Company or a Subsidiary and who have not been eligible to receive an award under the Plan at any time within a period of one year immediately preceding the date of their appointment to such Committee.

(g) “Company” means STATE BANCORP, INC. or any Successor.

(h) “Disability” means the Participant has been determined by the long-term disability insurer of the Participating
Employer as eligible for disability benefits under the long-term disability plan of the Participating Employer or the
Participant has been determined eligible for Supplemental Security Income benefits by the Social Security
Administration of the United States of America.

(i) “Employee” means any person treated as an employee in the records of the Company or any Subsidiary and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Committee shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Committee’s determination, all such determinations by the Committee shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k) “Fair Market Value” of a share of Stock shall mean (i) if, on such date, the Stock is listed on a securities exchange or quoted on a market system, the closing price of a share of Stock as quoted on such securities exchange or market system constituting the primary market for the Stock on the last trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable or (ii) if, on such date, the Stock is not listed on a securities exchange or quoted on a market system, the Fair Market Value of a share of
Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(l) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(m) “Insider” means any Person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(n) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

(o) “Normal Retirement Age” means the date on which a Participant has attained the age of sixty (60) years and has completed ten (10) years of continuous Service.

(p) “Option” means the right to purchase Stock at a stated price for a specified period of time granted to a Participant pursuant to Section 6 of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(q) “Option Expiration Date” means the date of expiration of the Option’s term as set forth in the Award Agreement.

(r) “Participant” means any eligible person who has been granted one or more Awards.

(s) “Participating Employer” means the Company or any Subsidiary that employs Participants.

(t) “Performance Award Formula” means a formula or table established by the Committee pursuant to Section 9.3 of the Plan which provides the basis for computing the value of an Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(u) “Performance Goal” means a performance goal established by the Committee in accordance with Section 9.4 of the Plan.

(v) “Performance Period” means a period established by the Committee pursuant to Section 9.1 of the Plan at the end of which one or more Performance Goals are to be measured.

(w) “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment based upon a dollar amount established by the Committee at the time of the Award or, if so designated by the Committee at the time of the Award, one share of Stock.

(x) “Performance Unit Award” means an Award of Performance Units.

(y) “Prior Plan” means the Company’s Stock Option Plan (2002) as it existed prior to its amendment and restatement by the Plan.

(z) “Restricted Period” means the period during which shares subject to a Restricted Stock Award are subject to forfeiture.

(aa) “Restricted Stock Award” means an Award of Restricted Stock.

(bb) “Restricted Stock” means Stock granted under the provisions of Section 8 that is subject to forfeiture in accordance with the terms and conditions of the Participant’s Award Agreement.

(cc) “SAR” or “Stock Appreciation Right” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 of the Plan to receive payment in any combination of shares of Stock or cash of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price fixed by the Committee.

(dd) “Securities Act” means the Securities Act of 1933, as amended.

(ee) “Service” means a Participant’s employment with a Participating Employer. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Employer or a change in the Participating Employer for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, only to such extent as may be provided by the Company’s leave policy, a Participant’s Service with the Participating Employer shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other leave of absence approved by the Company. Notwithstanding the foregoing, a leave of absence shall be treated as Service for purposes of vesting only to such extent as may be provided by the Company’s leave policy. The Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the Participating Employer ceasing to be an affiliate of the Company.

(ff) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2 of the Plan.

(gg) “Subsidiary” means any present or future ‘subsidiary corporation’ of the Company, as defined in Section 424(f) of the Code.

(hh) “Successor” means a corporation into or with which the Company is merged or consolidated or which acquires all or substantially all of the assets of the Company and which is designated by the Board as a Successor for purposes of the Plan.

(ii) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company within the meaning of Section 422(b)(6) of the Code.

(jj) “Unrestricted Stock” means Stock granted under the provisions of Section 10 that is not subject to forfeiture.

(kk) “Vesting Conditions” mean those conditions established by the Committee in accordance with the Plan prior to the satisfaction of which the Award remains subject to forfeiture or may not be exercised.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. Administration.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

3.2 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity securities of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3 of the Exchange Act.

3.3 Committee Complying with Section 162(m) of the Code. While the Company is a “publicly held corporation”
within the meaning of Section 162(m) of the Code, in the event that the Committee is not then a committee of outside directors within the meaning of Section 162(m) of the Code, the Board may establish a committee of “outside directors” within the meaning of
Section 162(m) of the Code to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m) of the Code.

3.4 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the
Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or Performance Units to be subject to each Award;

(b) to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory
Stock Options;

(c) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any
Stock acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iii) the timing, terms and conditions of the exercisability or vesting of any Award or any Stock acquired pursuant thereto, (iv) the Performance Award Formula,
Performance Period and Performance Goals applicable to any Award and the extent to which such Performance
Goals have been attained, (v) the time of the expiration of any Award, (vi) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or
Stock acquired pursuant thereto not inconsistent with the terms of the Plan;

(d) to approve one or more forms of Award Agreement;

(e) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any
Award or any shares acquired pursuant thereto;

(f) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(g) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(h) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the
Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.7 Arbitration. Any dispute or claim concerning any Awards granted (or not granted) pursuant to this Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted pursuant to the Commercial Arbitration Rules of the American Arbitration Association in Nassau County, New York. By
accepting an Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

3.8 Repricing Prohibited. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of
Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding
Options or SARs and the grant in substitution therefor of new Options or SARs having a lower exercise price or (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof. This paragraph shall not be construed to apply to the issuance or assumption of an Award in a transaction to which Section 424(a) of the Code applies, within the meaning of Section 424 of the Code.

4. Shares Subject to Plan.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be 397,375 (the number of shares of Stock remaining to be issued under the Prior Plan as of January 31, 2006) less the number of shares of Stock that are issued under the Prior Plan after January 31, 2006 and through the Effective Date. The share reserve under the Plan, determined at any time, shall be equal to the sum of the number of shares still reserved for unexercised Options granted under the Prior Plan and the shares reserved for awards granted under the Plan.
Shares of Stock subject to Restricted Stock or Unrestricted Stock Awards shall not exceed 50% of the total shares available under the
Plan on the Effective Date, subject to adjustment as provided in Section 4.2. If an outstanding Award, including Prior Plan Options, for any reason expires, lapses or is otherwise terminated without the issuance of Stock, or if shares of Stock acquired pursuant to an
Award subject to forfeiture are forfeited to the Company, the shares of Stock allocable to the terminated portion of such Award or such forfeited shares of Stock shall again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: (i) shares of Stock tendered in payment of an Option shall not be added to the aggregate plan limit described above; (ii) shares of Stock withheld by the Company to satisfy any tax withholding obligation shall not be added to the aggregate plan limit described above; (iii) shares of Stock that are repurchased by the Company with Option proceeds shall not be added to the aggregate plan limit described above; and (iv) all shares of Stock covered by a SAR, to the extent that it is exercised and settled in shares of Stock, shall be considered issued or transferred pursuant to the Plan.

4.2 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the
Company, in the event of any change in Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 4.1, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participant’s rights. The
Committee may provide that any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number. The Committee, in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of
Performance Goals and Performance Periods. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

v

5. Eligibility and Award Limitations.

5.1 Persons Eligible for Awards. Awards may be granted only to Employees. For purposes of the foregoing sentence,
“Employees” shall include prospective Employees to whom Awards are offered to be granted in connection with written offers of employment; provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service. Awards shall be granted solely at the discretion of the Committee and no person shall be entitled to an Award unless and until an Award Agreement has been duly executed.

5.2 Incentive Stock Option Limitations.

(a) Persons Eligible. An Incentive Stock Option may be granted to any Employee of the Company or a Subsidiary
(each being an “ISO-Qualifying Corporation”). An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date.

(b) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Company including the Plan) become exercisable by a Participant for the first time during any calendar year for Stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, Options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the
Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

5.3 Award Limits.

(a) Options and SARs. Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Options or SARs which in the aggregate are for more than 60,000 shares of Stock.

(b) Restricted Stock and Share-Based Performance Units. Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Awards for Restricted Stock and share-based
Performance Units for more than 60,000 shares of Stock for any Restricted Period or Performance Period.

(c) Performance Units. No Employee shall be granted Performance Unit Awards which could result in such Employee receiving more than $1,000,000 for each full fiscal year of the Company contained in the Performance Period for such
Award. No Participant may be granted more than one Performance Unit Award for the same Performance Period.

6. Terms and Conditions of Options.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby. The Committee may fix Vesting Conditions, including without limitation, the attainment of one or more Performance Goals over a Performance
Period. If Vesting Conditions include the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a). No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee at the time the Award is granted; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock
Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2 Exercisability and Term of Options.

(a) Option Vesting and Exercisability. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions, as shall be determined by the
Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no
Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option offered or granted to a prospective Employee may become exercisable prior to the date on which such person commences Service. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions, or the terms of the Plan.

(b) Participant Responsibility for Exercise of Option. Each Participant is responsible for taking any and all actions as may be required to exercise any Option in a timely manner, and for properly executing any documents as may be required for the exercise of an Option in accordance with such rules and procedures as may be established from time to time. By signing an Award Agreement each Participant acknowledges that information regarding the procedures and requirements for the exercise of any Option is available upon such Participant’s request. The Company shall have no duty or obligation to notify any Participant of the expiration date of any Option.

6.3 Payment of Exercise Price. An Option may be exercised in whole or in part at any time by written notice to the
Company, which notice shall specify the number of shares as to which the holder of the Option desires to exercise. The notice shall be accompanied by cash or by an unendorsed certified or official bank draft or money order for the full exercise price, in United
States dollars, payable to the order of the Company or, if the optionee so elects, in whole or in part by delivery to the Company of shares of Stock of the Company then owned by the optionee, provided such shares have been beneficially owned by the optionee for at least one (1) year. Any optionee-owned Stock to be used in full or partial payment of the exercise price shall be valued at the Fair
Market Value of the Stock on the date of exercise of the Option. In the event the exercise price is to be paid in full or in part by surrender of optionee-owned Stock, in lieu of actual surrender of certificates representing shares of Stock owned by the optionee the
Company may waive such surrender and instead deliver to or on behalf of the optionee a certificate representing a number of shares equal to the total number of shares as to which the Option is then being exercised less the number of shares which would otherwise have been surrendered by the optionee to the Company. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s Stock.

6.4 Effect of Termination of Service.

(a) Termination of Service For Any Reason Other Than Death. Except as otherwise provided in Section 11, following the Participant’s termination of Service for any reason other than death, any Option granted to the
Participant under the Plan shall terminate, and all rights under the Option shall cease, in accordance with rules adopted by the Committee. However:

(i) If the termination is as a result of Disability, any outstanding Incentive Stock Option shall become fully exercisable notwithstanding any other limitations on exercise thereof and shall terminate no more than
12 months after such termination of Service, and any Nonqualified Stock Option shall become fully exerciseable notwithstanding any other limitations on exercise thereof and shall terminate no more than
15 months after such termination of Service.

(ii) If the termination occurs after the Participant attains Normal Retirement Age, an Incentive Stock Option shall terminate no more than 3 months after termination of Service and a Nonqualified Stock Option will terminate no more than 15 months after termination of Service.

(iii) The foregoing notwithstanding, no Option shall be exercisable after its expiration date or following the termination of Service as a result of gross and substantial dishonesty.

(b) Death of Participant. If the Participant’s Service terminates as the result of the Participant’s death or the Participant dies after termination of Service, but within the period during which he or she could have exercised the Option under the terms of the Award Agreement, then the Option may be exercised in full, regardless of any limitations on the exercise thereof, by the executors or administrators of the Participant’s estate or by any person or persons who have acquired the Option directly from the Participant by bequest, inheritance or specific designation in accordance with Section 15.5, within 12 months after the termination of the Participant’s Service for Incentive Stock Options and

within 15 months thereafter for Nonqualified Stock Options, provided, however, that no Option shall be exercisable after its expiration date.

(c) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, unless the Committee provides otherwise in the Award Agreement, if the exercise of an Option within the applicable time periods is prevented by the provisions of Section 12 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the
Option is exercisable, but in any event no later than the Option expiration date.

(d) Extension if Participant Subject to Section 16(b) of the Exchange Act. Notwithstanding the foregoing, if a sale within the applicable time periods of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i)
the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the
Option expiration date.

6.5 Transferability of Options. During the lifetime of a Participant, the Option shall be exercisable only by such
Participant or the Participant’s guardian or legal representative. No Option granted under the Plan shall be assignable or transferable by the Participant other than, in the event of the death of a Participant, by will, the laws of descent and distribution, or specific designation in accordance with Section 15.5.

7. Terms and Conditions of Stock Appreciation Rights.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award. The Committee may fix one or more Vesting Conditions, including without limitation, the attainment of one or more
Performance Goals over a Performance Period. If any Vesting Conditions include the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a). No SAR or purported
SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award
Agreements evidencing SARs shall comply with and be subject to the following terms and conditions:

7.1 Types of SARs Authorized. The Committee may only award SARs that are unrelated to any Option.

7.2 Exercise Price. The exercise price shall not be less than the Fair Market Value of a share of Stock on the effective date of the grant.

7.3 Exercise of SAR. SARs shall be exercisable at such time or times and subject to such Vesting Conditions as shall be determined by the Committee and set forth in the Award Agreement; provided that no SAR shall be exercisable after the expiration of ten (10) years after the date of grant. SARs may be exercised only when the Fair Market Value of a share of Stock exceeds the exercise price. To the extent not previously exercised, and provided that all Vesting Conditions have been satisfied, all SARs shall automatically be exercised on the last trading day prior to their expiration, so long as the value of a share of Company Stock exceeds the exercise price, unless prior to such day the holder instructs the Company otherwise in writing.

7.4 Payment. Payment of the amount to which a Participant is entitled upon the exercise of a SAR shall be made in cash, Stock, or partly in cash and partly in Stock at the discretion of the Committee. Payment in Stock shall be based upon the Fair
Market Value of each share of Stock on the date of exercise of the SAR.

7.5 Termination of Service.

(a) Termination For Any Reason Other Than Death. Except as otherwise provided in Section 11, following the
Participant’s termination of Service for any reason other than death, any SAR granted to the Participant under the
Plan shall terminate, and all rights under the SAR shall cease, in accordance with rules adopted by the Committee;
provided however that:

(i) If the termination is for Disability, any outstanding SAR shall become fully exercisable notwithstanding any other limitations on exercise thereof and shall terminate no more than 12 months after such termination of Service.

(ii) If the termination is after the Participant has attained Normal Retirement Age, the SAR shall terminate no more than 3 months after termination of Service.

(iii) The foregoing notwithstanding, no SAR shall be exercisable after its expiration date or following termination of Participant’s Service as a result of gross and substantial dishonesty.

(b) Death of Participant. If the Participant’s Service terminates as the result of the Participant’s death or the Participant dies after termination of Service, but within the period during which he or she could have exercised the SAR under the terms of the Award Agreement, then the SAR may be exercised in full, regardless of any limitations on the exercise thereof, by the executors or administrators of the Participant’s estate or by any person or persons who have acquired the SAR directly from the Participant by bequest, inheritance or specific designation in accordance with
Section 15.5, within 12 months after the termination of the Participant’s Service.

7.6 Nontransferability of SARs. During the lifetime of a Participant, the SAR shall be exercisable only by such
Participant or the Participant’s guardian or legal representative. No SAR granted under the Plan shall be assignable or transferable by the Participant other than, in the event of the death of a Participant, by will, the laws of descent and distribution, or specific designation in accordance with Section 15.5.

8. Terms and Conditions of Restricted Stock Awards.
Restricted Stock Awards shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the
Award and the Vesting Conditions for the Award. Restricted Stock Awards shall be subject to Vesting Conditions, which may include attainment of Performance Goals. If Vesting Conditions include the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.1 through 9.5(a). No Restricted Stock Award or purported
Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.
Award Agreements evidencing Restricted Stock Awards shall comply with and be subject to the following terms and conditions:

8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may or may not require the payment of cash compensation for the Stock. Restricted Stock Awards may be granted upon such conditions, including Vesting Conditions, as the
Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals.

8.2 Purchase Price. The purchase price, if any, for shares of Stock issuable under each Restricted Stock Award and the means of payment shall be established by the Committee in its discretion.

8.3 Restrictions on Transfer. During any Restricted Period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed.

8.4 Stock Certificates; Voting Rights; Dividends and Distributions. During the Restricted Period, Stock awarded pursuant to a Restricted Stock Award will be represented in a book entry account in the name of the Participant who receives the
Restricted Stock Award. The Participant shall be entitled to receive dividends during the Restricted Period and shall have the right to vote such Restricted Stock and shall have all other stockholders’ rights, with the exception that (i) the Participant will not be entitled to delivery of the stock certificate during the Restricted Period, (ii) the Company will retain custody of the Restricted Stock during the Restricted Period, and (iii) failure to attain all Vesting Conditions established by the Committee pursuant to the Restricted Stock
Award will cause the forfeiture of the Restricted Stock in exchange for the payment of the purchase price, if any, paid by the Participant.
In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.5 Effect of Termination of Service. Except as otherwise provided in Section 11, if a Participant’s Service terminates for any reason other than death or Disability, then the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of
Service in exchange for the payment of the purchase price, if any, paid by the Participant. If a Participant’s Service terminates as a result of death or Disability, Restricted Stock shall be fully vested as of the date of termination of Service on a prorated basis based upon the number of months of the Participant’s Service during the Restricted Period and in accordance with Section 9.7(a) with regard to performance-based Vesting Conditions.

8.6 Nontransferability of Restricted Stock Award Rights. Prior to the termination of the Restricted Period, a
Restricted Stock Award shall not be assignable or transferable other than, in the event of the death of a Participant, by will, the laws of descent and distribution or specific designation in accordance with Section 15.5. All rights with respect to a Restricted Stock
Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9. Terms and Conditions of Performance Unit Awards.
All Performance Unit Awards shall be evidenced by Award Agreements. No Performance Unit Award or purported
Performance Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award
Agreement. Award Agreements evidencing Performance Unit Awards shall comply with and be subject to the following terms and conditions:

9.1 Grant of Performance Unit Award. Each Award Agreement evidencing a Performance Unit Award shall specify the number of Performance Units subject thereto, the Performance Award Formula, Performance Goal(s) and the Performance Period
applicable to the Award. In determining the number of Performance Units to be granted to any Participant, the Committee shall take into account the Participant’s responsibility level, performance, potential, cash compensation level, other incentive awards, and such other considerations as it deems appropriate.

9.2 Performance Unit Value. Each Performance Unit shall have a maximum dollar value established by the Committee and set forth in the Award Agreement. The measure of a Performance Unit may, in the discretion of the Committee, be equal to a dollar amount or one share of Stock.

9.3 Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine, on the basis of the Performance Award Formula, the value of the Performance Award to be paid to the Participant at the end of the Performance Period. To the extent compliance with the requirements under Section 162(m) of the Code with respect to
“performance-based compensation” is desired, the Committee shall establish the Performance Goal(s) and Performance Award
Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goal(s) remains substantially uncertain. Once established, the Performance Goal(s) and
Performance Award Formula shall not be changed during the Performance Period.

9.4 Performance Goals. Performance Goals shall be fixed prior to the commencement of the Performance Period and shall be comprised of specified levels of achievement of performance measures. Performance measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance measures shall be calculated with respect to the Company and each Subsidiary of the Company consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the performance measures shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any
Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance
Goal(s). Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to an
Award. Performance Goal(s) may be based upon one or more of the following performance measures, as determined by the Committee:

(i) Earnings per share;

(ii) Net income (before or after taxes);

(iii) Net interest income;

(iv) Earnings before interest, taxes and depreciation and amortization;

(v) Return measures (including, but not limited to, return on average assets or return on average equity);

(vi) Efficiency ratio;

(vii) Stock price (including, but not limited to, growth measures and total shareholder return);

(viii) Noninterest income/fee income targets;

(ix) Expense targets;

(x) Operating efficiency;

x

(xi) Economic Value Added (EVA®);

(xii) Credit quality measures;

(xiii) Customer satisfaction measures;

(xiv) Loan growth;

(xv) Deposit growth:

(xvi) Net interest margin; and

(xvii) Fee income.

9.5 Settlement of Performance Unit Awards.

(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Unit Award, the Committee shall certify in writing the extent to which the applicable
Performance Goal(s) have been attained and the resulting final value of the Award earned by the Participant in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Performance Unit Awards. In its discretion, the Committee may provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Unit Award that is not intended to constitute “qualified performance based compensation” to a “covered employee” within the meaning of Section 162(m) of the Code (a “Covered Employee”) to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. With respect to a
Performance Unit Award intended to constitute qualified performance-based compensation to a Covered Employee, the Committee shall have the discretion to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance
Goal and the resulting value of the Performance Award determined in accordance with the Performance Award
Formula. No adjustment shall result in an increase in the amount payable to any Covered Employee.

(c) Payment in Settlement of Performance Unit Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 9.5(a) and (b), payment shall be made to each Participant (or such
Participant’s guardian or legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash except that Performance Units that are measured in shares of Stock shall be paid in shares of Stock. Payment shall be made in a lump sum or in installments and shall be subject to such other terms and conditions as shall be determined by the Committee.

9.6 Voting Rights; Dividends and Distributions. Participants shall have no voting rights with respect to shares of
Stock represented by Performance Unit Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

9.7 Effect of Termination of Service. Except as otherwise provided in Section 11, the effect of a Participant’s termination of Service on a Performance Unit Award shall be as follows:

(a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s
Performance Award shall be determined by the extent to which the applicable Performance Goal(s) have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s
Service during the Performance Period. Payment shall be made following the end of the Performance Period.

(b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the
Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award.

9.8 Nontransferability of Performance Unit Awards. Prior to settlement in accordance with the provisions of the
Plan, no Performance Unit Award shall be subject to transfer or assignment other than, in the event of the Participant’s death, by will, by the laws of descent and distribution or by specific designation in accordance with Section 15.5. All rights with respect to a
Performance Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10. Unrestricted Stock Awards. In addition to the Awards set forth in Sections 6 through 9 above, the Committee, in its sole discretion, may carry out the purpose of this Plan by awarding Unrestricted Stock as it determines to be in the best interests of the
Company and subject to such other terms and conditions as it deems necessary and appropriate.

11. Effect of Change in Control.

11.1 Section 11 to Govern. Notwithstanding anything contained in the Plan to the contrary, the provisions of this
Section 11 shall govern and supersede any inconsistent terms or provisions of the Plan.

11.2 Effect of Change in Control on Certain Awards.

(a) Award Not Assumed. If the Company is not the surviving corporation following a Change in Control, and the surviving corporation following such Change in Control or the acquiring corporation (such surviving corporation or acquiring corporation is hereinafter referred to as the “Acquiror”) does not assume any outstanding Award or does not substitute an equivalent equity award relating to the securities of such Acquiror or its affiliates for such Awards, then such Awards shall become immediately and fully exercisable (or in the case of Restricted Stock, fully vested and all restrictions will immediately lapse). The target payout opportunities under all outstanding Awards that have
Performance Award Formulas shall be deemed to have been fully earned based on Performance Goal(s) being fully attained as of the last day of the Performance Period. In addition, the Board or its designee may, in its sole discretion, provide for a cash payment to be made to each Participant for outstanding Awards upon the consummation of the
Change in Control, determined on the basis of the fair market value that would be received in such Change in
Control by the Company’s stockholders. Notwithstanding the foregoing, any Option intended to be an Incentive
Stock Option under Section 422 of the Code shall be adjusted in a manner to preserve such status.

(b) Award Assumed. If the Company is the surviving corporation following a Change in Control, or the Acquiror assumes the outstanding Option, SAR, Restricted Stock, or Performance Unit Award or substitutes an equivalent equity award relating to the securities of such Acquiror or its affiliates for such Awards, then all such Awards or such substitutes therefor shall remain outstanding and be governed by their respective terms and the provisions of the Plan except as otherwise provided in subsection (c) below.

(c) Termination of Employment. If the Participant’s Service is terminated within 18 months following a Change in
Control and such termination is for any reason other than gross and substantial dishonesty, then (i) all outstanding
Options and SARs shall become immediately and fully exercisable and shall terminate three months following termination of Service, if not sooner exercised; (ii) all Restricted Stock shall immediately become fully vested and all restrictions and Vesting Conditions will immediately lapse; and (iii) the target payout opportunities under all outstanding Awards that have Performance Award Formulas shall be deemed to have been fully earned based on
Performance Goal(s) being fully attained as of the last day of the Performance Period.

12. Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of Federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed or quoted. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

13. Tax Withholding.

13.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding or cash payment to, make adequate provision for, the Federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Employer with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, or to make any payment in cash under the Plan until the Participating Employer’s tax withholding obligations have been satisfied by the Participant.

13.2 Withholding in Shares. The Participant shall have the right to direct the Participating Employer to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value equal to all or any part of the tax withholding obligations of the Participating
Employer. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

14. Amendment or Termination of Plan.

The Board or the Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the
Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive
Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Board or the Committee. In any event, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant unless necessary to comply with any applicable law, regulation or rule.

15. Miscellaneous Provisions.

15.1 Rights as Employee. No person, even though eligible pursuant to the terms of the Plan, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee or interfere with or limit in any way any right of a
Participating Employer to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Employer other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the
Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

15.2 Rights as a Stockholder. Except with respect to Restricted Stock Awards and Unrestricted Stock Awards, a
Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).
No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2.

15.3 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

15.4 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

15.5 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such
Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

15.6 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974; provided, however, that with respect to Restricted Stock
Awards and Unrestricted Stock Awards. Participants shall have the rights of stockholders of the Company. No Participating
Employer shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to obligations under any Award. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the
Committee or any Participating Employer and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Employer. The Participants shall have no claim against any Participating
Employer for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.
Each Participating Employer shall be responsible for making benefit payments pursuant to the Plan on behalf of its Participants or for reimbursing the Company for the cost of such payments, as determined by the Company in its sole discretion. In the event the respective
Participating Employer fails to make such payment or reimbursement, a Participant’s (or other individual’s) sole recourse shall be against the respective Participating Employer, and not against the Company. A Participant’s acceptance of an Award pursuant to the
Plan shall constitute agreement with this provision.

APPENDIX 2

STATE BANCORP, INC.
STATE BANK OF LONG ISLAND
AUDIT COMMITTEE CHARTER
AS AMENDED ON DECEMBER 13, 2005

A. Name

There shall be a committee of the Board of Directors (the “Board”) which shall be called the Audit Committee.

B. Audit Committee Purpose

The Audit Committee shall be directly responsible for the appointment, compensation and oversight over the work of the
Company’s public accountants.

The Audit Committee shall monitor (1) the accounting and financial reporting processes of the Company and the audits of its financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the public accountants’ qualifications and independence, (4) the qualifications and independence of the Company’s outsourced internal audit function (“Internal Audit”), and (5) the performance of the Company’s Internal Audit function and public accountants.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement

C. Audit Committee Composition and Meetings

The Audit Committee shall be comprised of three or more members, each of whom shall be an independent director, free from any relationship that would interfere with the exercise of his or her independent judgment. Each member of the Audit Committee shall satisfy the independence, experience and financial literacy requirements of the stock exchange or exchanges on which the
Company’s common stock is listed or, if the Company’s common stock is not listed on a stock exchange but is listed with NASDAQ,
NASDAQ and SEC Rule 10A-3 and Section 10A of the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of
2002. The Board shall make a determination each year that the members of the Audit Committee are independent.

The Audit Committee Chair shall be financially sophisticated and all members of the Audit Committee shall be financially literate at the time of appointment. At least one member of the Audit Committee shall be an audit committee financial expert, within the definition of applicable rules.

The Board shall appoint the members of the Audit Committee annually. The members of the Audit Committee shall serve until their successors are appointed and qualify. The Board shall designate the Chairman of the Audit Committee. Except as expressly provided in this Charter or the by-laws of the Company or the Corporate Governance Guidelines of the Company, or as otherwise provided by law or the rules of the stock exchange or exchanges on which the Company’s common stock is listed or, if the Company’s common stock is not listed on a stock exchange but is listed with NASDAQ, the Audit Committee shall fix its own rules of procedure.

The Committee shall meet at least quarterly prior to the release of SEC regulatory filings on Form 10Q and Form 10K. The
Committee may convene more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary, but no such persons shall participate in the decision making functions of the Committee. The Committee Chairman should approve the content of the agenda for each meeting. The Committee shall meet privately in executive session at least annually, and at other times when considered appropriate, with management, Internal
Audit and the public accountants to discuss any matters that the Committee believes should be discussed.

D. Audit Committee Responsibilities and Duties

The Audit Committee shall have the sole authority to select, evaluate and, if necessary, replace the public accountants (subject, if applicable, to shareholder ratification) and shall approve all audit engagement fees and terms and all non-audit engagements with the public accountants. The Audit Committee shall consult with management but shall not delegate these responsibilities. In its capacity as a committee of the Board, the Audit Committee shall be directly responsible for the oversight of the work of the public accounting firm (including resolution of disagreements between management and the public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the public accounting firm shall report directly to the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend proposed changes to the Board for approval. The Audit Committee shall annually review the
Audit Committee’s own performance.

In performing its functions, the Audit Committee shall undertake those tasks and responsibilities that, in its judgment, would most effectively contribute and implement the purposes of the Audit Committee. The following functions are some of the common recurring activities of the Audit Committee in carrying out its oversight responsibility:

• Review with management, Internal Audit and the public accountants the Company’s accounting and financial reporting controls. Obtain annually in writing from the public accountants their letter as to the adequacy of internal controls.

• Review and discuss any management letter provided by the public accountants and the Company’s response to that letter.

• Review and discuss with management and the public accountants or Internal Audit any problems, difficulties or differences encountered in the course of the audit work, including any disagreements with management or restrictions on the scope of the auditors activities or in access to requested information and management’s response thereto.

• Consider the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

• Review earnings press releases (paying particular attention to any use of “proforma”, or “adjusted” non-GAAP information), as well as financial information and earnings guidance (generally or on a case-by-case basis) provided to analysts and rating agencies.

• Review and discuss with management regulatory safety and soundness and compliance examination reports and monitor corrective action.

• Discuss significant financial risk exposures, and assess the steps management has taken to monitor, control and report such risks and review the related findings and recommendations of the public accountants and Internal
Audit, together with management’s responses.

• Review with management and the public accountants the reasoning for and the appropriateness of the accounting principles, underlying estimates and disclosure practices adopted by management.

• Review with management and the public accountants the Company’s quarterly and annual financial statements, including disclosures made in Management’s Discussion and Analysis of Financial Condition and Results of
Operations (“MD&A”).

• Discuss with management and the public accountants any significant changes to the Company’s accounting principles and any items required to be communicated by the public accountants in accordance with SAS 61, as amended by SAS 90.

• Consider, in consultation with the public accountants and Internal Audit, the audit scope and plan of the public accountants and the internal auditors to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

• Obtain and review a report from the public accountants at least annually regarding (a) the registered public accountants’
internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the public accountants and the Company. Evaluate the qualifications, performance and independence of the public accountants, including a review and evaluation of the lead partner of the registered public accountant and taking into account the opinions of management and the Company’s internal auditors.

• Discuss with the public accountants any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement.

• Discuss with management and the public accountants any accounting adjustments that were noted or proposed by the registered public accountants but were passed (as immaterial or otherwise).

• Discuss with the public accountants the internal audit function and its audit plan, responsibilities, budget and staffing.

• Ensure the receipt from the public accountants of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the public accountants.

• Review and provide oversight of related party transactions.

E. Limitations of Audit Committee’s Roles

While the Audit Committee has the responsibilities and powers set forth in its Charter, it is not the duty of the Audit Committee to prepare financial statements, plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations.
These are the responsibilities of management and the registered public accountants.

F. Internal Audit Function

The Audit Committee shall monitor the Internal Audit function. In that connection, it shall:

• Review and approve the appointment, performance and replacement of the outsourced Internal Audit firm.
Internal Audit shall be responsible to senior management, but have a direct reporting responsibility to the Board through the Committee.

• Review and approve the budget, plan, activities, and organizational structure and review the independence and qualifications of Internal Audit, as needed.

• Review with management and Internal Audit:

a. Significant internal audit findings during the year and management’s responses to them and receive follow-up reports on action taken

b. Exceptions noted in the reports to the Committee by the independent accountants or regulators, and the progress made in responding to the exceptions,

c. Progress reports and any changes required in the planned scope of the Internal Audit Plan, and

d. The Internal Audit function policy, budget and staffing.

G. Other Responsibilities

In connection with monitoring the Company’s compliance with legal and regulatory compliance, the Audit Committee shall:

1. Legal Compliance. Discuss with the Company’s general counsel legal or regulatory matters that may have a material impact on the Company’s financial statements or its compliance and reporting policies.

2. Code of Ethics. Ensure that the Company has a code of ethics that at least applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and obtain reports from management, the Company’s senior internal auditing executive and the public accountants as to whether the Company and its subsidiaries and affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Ethics.

3. Complaints. The Audit Committee shall establish procedures for:

(i) The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

(ii) The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

4. Authority to engage advisers. The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

5. Funding. The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the board of directors, for payment of:

(i) Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the listed issuer;

(ii) Compensation to any advisers employed by the Audit Committee under paragraph (3) above of this section; and

(iii) Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

6. Sarbanes-Oxley Act of 2002. The Audit Committee shall:

• Ensure that the lead audit partner of the public accountants and the audit partner responsible for reviewing the audit are rotated at least every five years as required by the Sarbanes-Oxley Act of 2002, and further consider rotation of the public accountant firm itself.

• Recommend to the Board policies for the Company’s hiring of employees or former employees of the public accountants who were engaged on the Company’s account (recognizing that the Sarbanes-Oxley Act of 2002 does not permit the CEO, controller, CFO or chief accounting officer to have participated in the
Company’s audit as an employee of the public accountants during the preceding one-year period).

• Review disclosures made by the Company’s principal executive officer or officers and principal financial officer or officers regarding compliance with their certification obligations as required under the
Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Company’s disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

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